Exhibit 99.2

Execution Version

INTERCREDITOR AGREEMENT (this “Agreement”) dated as of October 22, 2009, between WILMINGTON TRUST FSB, in its capacity as collateral agent for, and acting on behalf of, the Note Secured Parties (together with its successors and assigns in such capacity, the “Note Collateral Agent”); BANK OF AMERICA, N.A., in its capacity as administrative agent for, and acting on behalf of, the Revolving Secured Parties (together with its successors and assigns in such capacity, the “Revolving Collateral Agent”); and any Crack Spread Hedging Secured Party (as defined herein) from time to time party hereto. Capitalized terms used in this Agreement have the meanings assigned to them in Article I below.

On the date hereof, (a) Alon Refining Krotz Springs, Inc., a Delaware corporation (the “Borrower”) has issued the Notes pursuant to that certain Indenture, dated as of the date hereof (as the same may from time to time be Amended, including after the commencement of any Insolvency or Liquidation Proceeding, the “Indenture”) between the Borrower and Wilmington Trust FSB, as trustee, and (b) the Borrower, Alon Refining Louisiana, Inc., the lenders party thereto and Bank of America, N.A., as Administrative Agent, are entering into the Amended and Restated Loan and Security Agreement, dated as of the date hereof (as the same may from time to time be Amended, including after the commencement of any Insolvency or Liquidation Proceeding, the “Revolving Credit Agreement”).

The Indenture provides that Revolving Liens shall be permitted under the covenants contained therein, and the Revolving Credit Agreement provides that Specified Note Liens shall be permitted under the covenants contained therein, in each case only if such Liens are subject to the terms of an intercreditor agreement in the form of this Agreement. Accordingly, the Note Secured Parties and the Revolving Secured Parties have authorized and directed the Note Collateral Agent and the Revolving Collateral Agent, respectively, to enter into this Agreement to set forth their relative rights and remedies with respect to the Collateral.

In addition to the foregoing, the Indenture and the Revolving Credit Agreement each provide that, upon entry into any Crack Spread Hedging Agreement by the Borrower or any other Grantor, Crack Spread Hedging Liens shall be permitted under the respective covenants contained in the Indenture and the Revolving Credit Agreement only if such Liens are subject to the terms of an intercreditor agreement in the form of this Agreement. Accordingly, concurrently with the entry into any Crack Spread Hedging Agreement by the Borrower or any other Grantor, (a) the Crack Spread Hedging Counterparty party to such Crack Spread Hedging Agreement shall (i) appoint the Note Collateral Agent as its agent with respect to Liens on Non-ABL Priority Collateral (other than any Crack Spread Hedging Collateral) that secures its Crack Spread Hedging Obligations and (ii) enter into this Agreement pursuant to an Intercreditor Joinder Agreement and become a party to this Agreement with respect to its Liens, if any, in any Crack Spread Hedging Collateral and (b) in the event a Crack Spread Hedging Support LC is issued for the benefit of the Crack Spread Hedging Counterparty in connection with such Crack Spread Hedging Agreement, the Crack Spread Hedging Support LC Issuer shall enter into this Agreement pursuant to an Intercreditor Joinder Agreement and become a party to this Agreement.

In consideration of the foregoing and the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. New York UCC. All capitalized terms used but not defined in this Agreement and that are defined in the UCC as in effect in the State of New York shall have the meanings specified therein.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“ABL Priority Collateral” means any and all of the following that constitute Collateral: (a) all Accounts (other than Accounts arising under contracts for the sale of Non-ABL Priority Collateral); (b) all Accounts Receivable Contracts; (c) all Chattel Paper (including Electronic Chattel Paper); (d) all tax refunds of any kind; (e) all Commercial Tort Claims; (f) all Deposit Accounts and Securities Accounts (other than any Crack Spread Hedging Cash Collateral Account), and all cash, cash equivalents, checks and other negotiable Instruments, funds and other evidences of payment and all Financial Assets held on deposit therein or credited thereto, and all Security Entitlements arising therefrom; (g) all Commodity Accounts and Commodity Contracts; (h) all Inventory; (i) all rights to business interruption insurance; (j) any Hedge Agreement (including any Crack Spread Hedging Agreement); (k) all Documents, General Intangibles (other than Intellectual Property and Equity Interests of any Subsidiary), Instruments, Investment Property (other than Equity Interests of any Subsidiary) and Letter of Credit Rights; (l) all Proceeds, including insurance Proceeds, of any of the foregoing and all collateral security and guarantees or other credit support given by any Person with respect to any of the foregoing; and (m) all books and records relating to any of the foregoing. Notwithstanding the foregoing, the term “ABL Priority Collateral” shall not include any assets referred to in clauses (a), (b), (c) and (d) of the definition of the term “Non-ABL Priority Collateral”, including any Crack Spread Hedging Collateral, or, subject to Section 3.03, any identifiable Proceeds of the Non-ABL Priority Collateral.

“Accounts Receivable Contracts” means (a) all supply contracts, offtake agreements and similar contracts to which any Grantor is a party and pursuant to which such Grantor or any other Grantor sells Inventory or renders services; and (b) all contracts between any Grantor and any other Person whereby such Grantor is entitled to receive Inventory, or the benefit of Inventory, pursuant to an Inventory exchange arrangement with such other Person.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, a

Person shall be deemed to “control” or be “controlled by” a Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person whether through ownership of equity interests, by contract or otherwise.

“Agents” means the Note Collateral Agent, the Revolving Collateral Agent and, upon its entry into this Agreement pursuant to an Intercreditor Joinder Agreement, any Crack Spread Hedging Secured Party.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Amend” means, in respect of any Indebtedness, obligation or agreement, to amend, restate, modify, waive, supplement, restructure, extend, increase or renew such Indebtedness, obligation or agreement, in whole or in part. The terms “Amended” and “Amendment” shall have correlative meanings.

“Applicable Inventory” means, with respect to any Refinery, Inventory owned by any Grantor that is located at (or in transit to) such Refinery (whether such Inventory is acquired prior to or after the Trigger Date) and on which the Revolving Collateral Agent holds a Senior Lien.

“Applicable Sales and Processing Period” means, with respect to any Refinery, the period commencing on the Trigger Date applicable to such Refinery and ending on the earliest of (such period, the “Standard Period”): (a) the 90th day following such Trigger Date (such 90-day period to be extended day-for-day for the duration of (i) any stay in any Insolvency or Liquidation Proceeding or (ii) any restraining order or other judicial restraint of which the Revolving Collateral Agent shall have informed the Note Collateral Agent in writing, in each case, that is applicable to the Revolving Collateral Agent and that has the effect of materially impairing the rights of the Revolving Collateral Agent with respect to the Applicable Inventory for such Refinery), (b) the day on which substantially all the Applicable Inventory for such Refinery (other than Inventory abandoned or deemed abandoned by the Revolving Secured Parties in accordance herewith) has been shipped or otherwise removed from such Refinery and (c) the exercise of the Inventory Buyout Option pursuant to Section 5.07(g); provided, however, that, notwithstanding the foregoing:

(i) if such Refinery ceases, through no fault of any Revolving Secured Party, to operate at a baseline level sufficient to maintain the Applicable Inventory so that it may be readily extracted therefrom (a “Refinery Shutdown”), and the Revolving Collateral Agent shall have given prompt written notice thereof, setting forth in reasonable detail the reasons therefor, to the Note Collateral Agent, then the Applicable Sales and Processing Period with respect to such Refinery shall, subject to clause (ii) below, terminate on the later of (A) the last day of the Standard Period or (B) the 10th Business Day after such baseline level of operation is restored; and

(ii) if a Refinery Shutdown with respect to such Refinery has occurred and the Note Collateral Agent notifies the Revolving Collateral Agent in writing that the baseline operation of such Refinery will not be restored and that such Refinery will be converted to a use other than the refining or storage of petroleum products and related activities, then the Applicable Sales and Processing Period with respect to such Refinery shall terminate on the later of (i) the last day of the Standard Period or (ii) the 30th day after such written notice is received by the Revolving Collateral Agent.

“Bank Products Obligations” means Cash Management Obligations and Hedging Obligations.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning assigned to such term in the recitals to this Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capped Note Obligations” has the meaning assigned to such term in the definition of “Note Obligations”.

“Capped Revolving Obligations” has the meaning assigned to such term in the definition of “Revolving Obligations”.

“Cash Collateral Usage” has the meaning assigned to such term in Section 6.01.

“Cash Management Obligations” shall mean, with respect to any Person, the obligations of such Person in connection with any one or more of the following types or services or facilities provided to such Person: (a) credit cards, debit cards or stored value cards or the processing of payments and other administrative services with respect to credit cards, debit cards or stored value cards or (b) cash management or related services, including (i) the automated clearinghouse transfer of funds or overdrafts or (ii) controlled disbursement services.

“Casualty” means any insured event of damage or casualty relating to all or part of the Collateral.

“Class” refers to (a) with respect to ABL Priority Collateral either (i) the Revolving Collateral Agent, Revolving Documents, Revolving Obligations or Revolving Secured Parties, on the one hand, as opposed to (ii) the Note Collateral Agent, Note

Documents, Note Obligations or Note Secured Parties, on the other hand, (b) with respect to Non-ABL Priority Collateral either (i) the Note Collateral Agent, Note Documents, Crack Spread Hedging Documents, Note Obligations, Crack Spread Hedging Obligations or Note Secured Parties, on the one hand, as opposed to (ii) the Revolving Collateral Agent, Revolving Documents, Revolving Obligations or Revolving Secured Parties, on the other hand, and (c) with respect to Crack Spread Hedging Collateral either (i) any Crack Spread Hedging Secured Party, Crack Spread Hedging Documents, Crack Spread Hedging Obligations, Crack Spread Hedging LC Obligations or Crack Spread Hedging LC Documents, as the case may be, on the one hand, as opposed to (ii) the Note Collateral Agent, Note Documents, Note Obligations or Specified Note Secured Parties, on the other hand.

“Collateral” means all of the assets of any Grantor, whether real, personal or mixed, that constitute both Revolving Collateral and Note Collateral.

“Collateral Documents” means the Revolving Collateral Documents, the Note Collateral Documents, the Crack Spread Hedging Collateral Documents and the Crack Spread Hedging LC Documents.

“Condemnation” means any taking, exercise of rights of eminent domain, public improvement, inverse condemnation, condemnation or similar action of or proceeding by any Governmental Authority or any other person relating to any part of any Refinery.

“Condemnation Proceeds” means all compensation, awards and other payments or relief (including instruments and payments with respect to a deed in lieu of condemnation) to which the Borrower or any Subsidiary shall be entitled by law or otherwise in respect of any Condemnation.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any third party any right now or hereafter under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, or that a third party now or hereafter otherwise has the right to license and all rights of such Grantor under any such agreement.

“Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

“Crack Spread Hedging Agreement” means any Hedge Agreement or combination of Hedge Agreements to which the Borrower or any other Grantor is a party that hedge against fluctuations in the difference between the price of crude oil and the price of refined petroleum products, together with the schedules and exhibits thereto.

“Crack Spread Hedging Cash Collateral” means not more than $50,000,000 in cash or Cash Equivalents (as defined in the Indenture as in effect on the date hereof) deposited by or on behalf of the Borrower or any other Grantor with, or for the benefit of, (a) a Crack Spread Hedging Counterparty as support for the Borrower’s or other Grantor’s obligations under the Crack Spread Hedging Agreement or (b) a Crack Spread Hedging Support LC Issuer as support for the Borrower’s or such other Grantor’s obligations as the account party thereunder, together with all interest thereon (so long as such interest has not been withdrawn from a Crack Spread Hedging Cash Collateral Account in payment thereof to the Borrower or any other Grantor) and all products and Proceeds thereof, and all Securities, Security Entitlements, Investment Property and Financial Assets arising therefrom; provided, that the aggregate amount of such cash or Cash Equivalents that is permitted to be so deposited to secure obligations of the Borrower and such Grantors (i) under all Crack Spread Hedging Agreements shall be reduced by the aggregate amount of Crack Spread Hedging Cash Collateral deposited to support Crack Spread Hedging LC Obligations and (ii) in respect of Permitted Debt (as defined in the Indenture as in effect on the date hereof) described in clause (9)(a) of the definition thereof shall not exceed 105% of the aggregate face amount of all Crack Spread Hedging Support LCs.

“Crack Spread Hedging Cash Collateral Account” means each Deposit Account and Securities Account the funds, amounts, Securities or Financial Assets on deposit in, or credited to, which consist solely of Crack Spread Hedging Cash Collateral.

“Crack Spread Hedging Collateral” means, collectively, the Crack Spread Hedging Cash Collateral and each Crack Spread Hedging Cash Collateral Account; provided that in no event shall any (i) ABL Priority Collateral constitute Crack Spread Hedging Collateral to secure any Crack Spread Hedging Obligations and (ii) Collateral (other than the Crack Spread Hedging Cash Collateral or any Crack Spread Hedging Cash Collateral Account) secure any Crack Spread Hedging LC Obligations.

“Crack Spread Hedging Collateral Documents” means any Crack Spread Hedging Security Agreement and any other documents entered into after the date hereof that grant a Lien on any assets of the Borrower or any other Grantor to secure Crack Spread Hedging Obligations, including any deposit account control agreement or securities account control agreement that solely relates to any Crack Spread Hedging Collateral but excluding any Specified Note Collateral Document, to secure any Crack Spread Hedging Obligations, as each may be Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Crack Spread Hedging Counterparty” means any Person that is party to the Crack Spread Hedging Agreement as the counterparty to the Borrower or any other Grantor thereunder and a party to this Agreement pursuant to an Intercreditor Joinder Agreement.

“Crack Spread Hedging Documents” means the Crack Spread Hedging Agreement and the Crack Spread Hedging Collateral Documents.

“Crack Spread Hedging LC Documents” means any Crack Spread Hedging Support LC and any other documents entered into after the date hereof in connection therewith, including any deposit account control agreement or securities account control agreement that solely relates to any Crack Spread Hedging Collateral securing any Crack Spread Hedging LC Obligations.

“Crack Spread Hedging LC Obligations” means all reimbursement and other obligations of the Borrower or any other Grantor in respect of any Crack Spread Hedging Support LC.

“Crack Spread Hedging LC Secured Party” means any Crack Spread Hedging Support LC Issuer; provided, that any Crack Spread Hedging Support LC Issuer shall only be a “Crack Spread Hedging Secured Party” with respect to any Crack Spread Hedging Collateral, and shall not, in any event, be a “Crack Spread Hedging Secured Party” with respect to any other Collateral.

“Crack Spread Hedging Liens” means Liens on the Collateral securing the Crack Spread Hedging Obligations and/or the Crack Spread Hedging LC Obligations, including all such Liens created under the Crack Spread Hedging Collateral Documents or the Crack Spread Hedging LC Documents, as applicable, but excluding any Liens created under any Specified Note Collateral Document, now or hereafter held by or on behalf of any Crack Spread Hedging Secured Party, or any agent or trustee therefor, whether or not created following the commencement of any Insolvency or Liquidation Proceeding.

“Crack Spread Hedging Obligations” means all obligations of the Borrower or any other Grantor under any of the Crack Spread Hedging Documents and all Refinancings of such obligations.

“Crack Spread Hedging Secured Counterparty” means any Crack Spread Hedging Counterparty; provided, that any Crack Spread Hedging Counterparty shall only be a “Crack Spread Hedging Secured Party” with respect to any Crack Spread Hedging Collateral, and shall not be a “Crack Spread Hedging Secured Party” with respect to any other Collateral (it being understood and agreed that such Crack Spread Hedging Counterparty may be a Note Secured Party with respect to any other Collateral (other than any ABL Priority Collateral)).

“Crack Spread Hedging Secured Party” means any Crack Spread Hedging Secured Counterparty and/or any Crack Spread Hedging LC Secured Party.

“Crack Spread Hedging Security Agreement” means each security agreement or other security document (other than any Specified Note Collateral Document) among the Borrower, the Subsidiaries that may become party thereto from time to time and the relevant Crack Spread Hedging Secured Party, as Amended from time to time.

“Crack Spread Hedging Support LC” means one or more letters of credit issued for the benefit of a Crack Spread Hedging Counterparty as support for the obligations of the Borrower or any other Grantor under any Crack Spread Hedging Agreement; provided that the aggregate face amount of all Crack Spread Hedging Support LCs shall not exceed an amount equal to the excess of (x) $50,000,000 over (y) the aggregate amount of Crack Spread Hedging Cash Collateral (other than any interest and income thereon) that secures all Crack Spread Hedging Obligations.

“Crack Spread Hedging Support LC Issuer” means the issuer of a Crack Spread Hedging Support LC that is a party to this Agreement pursuant to an Intercreditor Joinder Agreement.

“Credit Agreements” means the Revolving Credit Agreement, the Indenture and any Crack Spread Hedging Agreement.

“Credit Documents” means the Revolving Documents, the Note Documents and the Crack Spread Hedging Documents.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge” means, with respect to the Obligations of any Class, subject to Section 5.05:

(a) payment in full in cash of the principal of and interest (including any Post-Petition Amounts in the nature of interest) on all Obligations of such Class;

(b) payment in full in cash of all other Obligations of such Class that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including any Post-Petition Amounts in the nature of fees, costs, expenses and other amounts);

(c) except for purposes of Section 5.02, (i) termination or expiration of all commitments, if any, to extend credit that would give rise to Obligations of such Class, (ii) with respect to any Crack Spread Hedging Obligations, the termination of the Crack Spread Hedging Agreement giving rise thereto and (iii) with respect to any Crack Spread Hedging LC Obligations, the termination or expiration of such Crack Spread Hedging Support LCs in respect thereof;

(d) termination or cash collateralization of all letters of credit the reimbursement or payment obligations in respect of which constitute Obligations of such Class (any such cash collateralization to be in an amount and manner reasonably satisfactory to the Agent of such Class, but in no event shall such amount be greater than 105% of the aggregate undrawn face amount of such letters of credit); and

(e) adequate provision (as agreed to by the Revolving Collateral Agent and the Note Collateral Agent or otherwise determined by a court of competent jurisdiction) has been made for any contingent or unliquidated Obligations of such Class in respect of claims, causes of action or other monetary liabilities that have been asserted, or threatened in writing (and which would reasonably be expected to be asserted), against the Secured Parties of such Class, and of which the Agent of such Class shall have informed in writing the Agent of each other Class concurrently with the satisfaction of each of the requirements set forth in clauses (a) through (d) above.

“Discharge of Senior Obligations” means, with respect to any Collateral, the Discharge of Obligations constituting Senior Obligations with respect to such Collateral. The parties hereto acknowledge that (a) with respect to the Revolving Liens on the Non-ABL Priority Collateral and the Revolving Obligations insofar as they are secured by such Liens, a Discharge of Senior Obligations shall mean a Discharge of the Non-ABL Obligations; (b) with respect to the Specified Note Liens on the ABL Priority Collateral and the Note Obligations insofar as they are secured by such Liens, the Discharge of Senior Obligations shall mean a Discharge of the Revolving Obligations; and (c) with respect to the Specified Note Liens on the Crack Spread Hedging Collateral and the Note Obligations insofar as they are secured by such Liens, the Discharge of Senior Obligations shall mean a Discharge of the Crack Spread Hedging Obligations or the Crack Spread Hedging LC Obligations, in each case, that is secured by such Crack Spread Hedging Collateral.

“Disposition” has the meaning assigned to such term in Section 5.01(a)(ii).

“Equity Interests” means shares of capital stock, partnership interests, membership interests, beneficial interests or other ownership interests, whether voting or nonvoting, in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a State of the United States, the United States, or a foreign entity or government.

“Grantors” means, at any time, the Borrower and each Subsidiary of the Borrower that, at such time, (a) pursuant to any Revolving Collateral Document has granted a Lien on any Collateral owned by it to secure any Revolving Obligation and (b) pursuant to any Non-ABL Document has granted a Lien on any Collateral owned by it to secure any Non-ABL Obligation; provided, however, that solely for purposes of Section 2.03, a Subsidiary shall be deemed to be a “Grantor” so long as it satisfies either clause (a) or (b) above (even if it does not satisfy both clauses (a) and (b) above) so long as such Subsidiary is required pursuant to the terms of the Non-ABL Documents and the Revolving Documents to grant a Lien on assets owned by it to secure the Non-ABL Obligations and the Revolving Obligations, respectively.

“Hedge Agreement” shall mean an agreement that is a “Swap Agreement”, as such term is defined in the Bankruptcy Code, including any rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity future, interest rate option, forward foreign exchange agreement, spot foreign exchange agreement, rate cap agreement rate, floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing or a master agreement for any the foregoing together with all supplements thereto) for the purpose of protecting against or managing exposure to fluctuations in interest or exchange rates, currency valuations or commodity prices.

“Hedging Obligations” shall mean, with respect to any Person, the obligations of such Person under any Hedge Agreement.

“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the meaning of the Revolving Credit Agreement or the Indenture.

“Indenture” has the meaning assigned to such term in the recitals to this Agreement.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor; (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of the assets of any Grantor; (c) any liquidation, dissolution, reorganization or winding up of any Grantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Grantor.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property License” has the meaning assigned to such term in Section 5.08(a).

“Intercreditor Joinder Agreement” means an Intercreditor Joinder Agreement substantially in the form of Exhibit A hereto.

“Inventory Buyout Option” has the meaning assigned to such term in Section 5.07(g).

“Junior Collateral Agent” means, as to any Collateral, the Agent whose Liens on such Collateral are junior and subordinate to the Liens of any other Agent on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that, subject to the proviso set forth in Section 2.01(a), (i) the Revolving Collateral Agent is the Junior Collateral Agent relative to the Note Collateral Agent and each Crack Spread Hedging Secured Party with respect to the Non-ABL Priority Collateral on which any such Person has a Lien, (ii) the Note Collateral Agent is the Junior Collateral Agent relative to the Revolving Collateral Agent with respect to the ABL Priority Collateral and (iii) the Note Collateral Agent is the Junior Collateral Agent relative to any Crack Spread Hedging Secured Party with respect to the Crack Spread Hedging Collateral on which such Crack Spread Hedging Secured Party has a Lien, and that, accordingly, any reference herein to the “Junior Collateral Agent” shall be construed as a reference to the Revolving Collateral Agent insofar as the Non-ABL Priority Collateral is concerned and to the Note Collateral Agent insofar as (x) the ABL Priority Collateral is concerned, with respect to the Revolving Collateral Agent, and (y) any Crack Spread Hedging Collateral is concerned, with respect to any Crack Spread Hedging Secured Party having a Lien on such Collateral.

“Junior Documents” means (a) with respect to Junior Obligations that are Revolving Obligations or Junior Secured Parties that are Revolving Secured Parties, the Revolving Documents and (b) with respect to Junior Obligations that are Note Obligations or the Junior Secured Parties that are Specified Note Secured Parties, the Note Documents.

“Junior Liens” means, subject to the proviso set forth in Section 2.01(a), (a) with respect to the ABL Priority Collateral or the Revolving Liens on the ABL Priority Collateral, the Specified Note Liens on such Collateral, (b) with respect to the Non-ABL Priority Collateral or the Non-ABL Liens on the Non-ABL Priority Collateral, the Revolving Liens on such Collateral and (c) with respect to the Crack Spread Hedging Collateral or the Crack Spread Hedging Liens on the Crack Spread Hedging Collateral, the Revolving Liens and the Specified Note Liens on such Collateral. The parties hereto acknowledge that (i) no Crack Spread Hedging Secured Counterparty has obtained, or is permitted to obtain, a Lien on or security interest in any ABL Priority Collateral and (ii) no Crack Spread Hedging LC Secured Party has obtained, or is permitted to obtain, a Lien on or security interest in any Collateral (other than any Crack Spread Hedging Collateral).

“Junior Obligations” means (a) with respect to any Collateral or any Senior Liens thereon, any Obligations that are secured by Junior Liens on such Collateral and (b) with respect to any Senior Obligations or Senior Secured Parties secured by any Collateral, any Obligations that are secured by Junior Liens on such Collateral.

“Junior Priority Collateral” means (a) with respect to the Revolving Collateral Agent and any Revolving Secured Party, Non-ABL Priority Collateral, (b) with respect to the Note Collateral Agent and any Specified Note Secured Party, ABL Priority Collateral and (c) with respect to the Revolving Collateral Agent, any Revolving Secured Party, the Note Collateral Agent and any Specified Note Secured Party, the Crack Spread Hedging Collateral.

“Junior Secured Parties” means, as to any Collateral, the Secured Parties whose Liens on such Collateral are junior and subordinate to the Liens of the other Secured Parties on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that (i) the Revolving Secured Parties are the Junior Secured Parties with respect to the Non-ABL Priority Collateral, (ii) the Specified Note Secured Parties are the Junior Secured Parties with respect to the ABL Priority Collateral and (iii) the Revolving Secured Parties and the Specified Note Secured Parties are the Junior Secured Parties with respect to any Crack Spread Hedging Collateral, and that, accordingly, any reference herein to the “Junior Secured Parties” shall be construed as a reference to (A) the Revolving Secured Parties insofar as the Non-ABL Priority Collateral is concerned, (B) the Specified Note Secured Parties insofar as the ABL Priority Collateral is concerned and (C) the Revolving Secured Parties and the Specified Note Secured Parties insofar as the Crack Spread Hedging Collateral is concerned. The parties hereto further acknowledge and agree that (i) no Crack Spread Hedging Secured Counterparty has obtained, or is permitted to obtain, a Lien on or security interest in any ABL Priority Collateral and therefore shall not be deemed a Junior Secured Party with respect to such Collateral and (ii) no Crack Spread Hedging LC Secured Party has obtained, or is permitted to obtain, a Lien on or security interest in any Collateral (other than any Crack Spread Hedging Collateral) and therefore shall not be deemed a Junior Secured Party with respect to any such Collateral.

“Krotz Springs Refinery” means (a) the Krotz Springs Site and (b) the buildings, fixtures, equipment, terminals, storage tanks, facilities, pipelines, loading racks, rail spurs, docks, loading facilities and related facilities located on or about the Krotz Springs Site or that is used in connection with the business operated at the Krotz Springs Site.

“Krotz Springs Site” means the real property located in Krotz Springs, Louisiana, as more particularly described on Schedule I hereto.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party.

“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust, UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing.

“Marked-to-Market Basis” means, in respect of the value of Inventory of any type, the value of the Inventory of such type as determined by reference to the pricing method specified for Inventory of such type on Schedule II hereto; provided that if a price or quotation is not available for a particular type of Inventory for any reason on a particular Business Day, the most recently available price or quotation from a prior

Business Day shall be used for that type of Inventory. Notwithstanding the foregoing, if prices or quotations for a particular type of Inventory are not publicly available in accordance with the foregoing methodology for more than five consecutive Business Days, and there is a reasonable likelihood that such prices or quotations for such type of Inventory will continue to be unavailable for any extended period of time, the Revolving Collateral Agent and the Note Collateral Agent (or their respective designees) shall meet and confer in good faith as soon as is practicable in order to attempt to establish a new mechanism for determining the fair market value of the Inventory in question.

“New Agent” has the meaning assigned to such term in Section 5.05.

“Non-ABL Collateral Agents” means the Note Collateral Agent and each Crack Spread Hedging Secured Party.

“Non-ABL Documents” means the Note Documents and the Crack Spread Hedging Documents.

“Non-ABL Liens” means the Note Liens and the Crack Spread Hedging Liens.

“Non-ABL Obligations” means the Note Obligations and the Crack Spread Hedging Obligations.

“Non-ABL Priority Collateral” means any and all of the following that constitute Collateral: (a) all Equipment, all real property and interests therein (including both fee and leasehold interests) and fixtures, including all buildings, terminals, storage tanks, refining and other facilities, pipelines, pipeline rights, loading racks, rail spurs and loading facilities; (b) all Intellectual Property; (c) each Crack Spread Hedging Cash Collateral Account, all Crack Spread Hedging Cash Collateral and all other cash, cash equivalents, checks and other negotiable Instruments, funds and other evidences of payment and all Financial Assets held on deposit in any Crack Spread Hedging Cash Collateral Account or credited thereto, and all Security Entitlements arising therefrom; (d) all Equity Interests of any Subsidiary; (e) all other Collateral not constituting ABL Priority Collateral; (f) all Proceeds, including insurance Proceeds (other than business interruption insurance proceeds), of any of the foregoing and all collateral security and guarantees or other credit support given by any Person with respect to any of the foregoing; and (g) all books and records relating to any of the foregoing.

“Non-ABL Recovery” means the aggregate of all Proceeds received or recovered in respect of Non-ABL Priority Collateral (other than Crack Spread Hedging Collateral), whether by exercising any set-off rights, enforcement rights or otherwise, from time to time by any Non-ABL Collateral Agent or any Non-ABL Secured Party under or in connection with any Non-ABL Obligations.

“Non-ABL Secured Parties” means the Note Secured Parties and each Crack Spread Hedging Secured Party.

“Note Cap Amount” has the meaning assigned to such term in the definition of “Note Obligations”.

“Note Collateral” means all assets of any Grantor, whether real, personal or mixed, on which any Note Lien has been created or purported to be created.

“Note Collateral Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Note Collateral Documents” means the Note Security Agreement, the Note Mortgages and any and all other documents now existing or entered into after the date hereof that grant a Lien on any assets of the Borrower or any Subsidiary of the Borrower to secure any Note Obligations, each as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Note Documents” means the Indenture, the Note Collateral Documents and all other “Indenture Documents” referred to in the Indenture.

“Note Excess Amounts” has the meaning assigned to such term in the definition of “Note Obligations”.

“Note Liens” means Liens on the Collateral securing the Note Obligations and the Crack Spread Hedging Obligations, including all such Liens created under the Specified Note Collateral Documents but excluding all such Liens created under the Crack Spread Hedging Collateral Documents, now or hereafter held by or on behalf of the Note Collateral Agent or any other Note Secured Party, or any agent or trustee therefor, whether or not created following the commencement of any Insolvency or Liquidation Proceeding.

“Note Mortgage” means each mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document that grants a Lien on any real property owned or leased by any Grantor to secure any Note Obligations and Crack Spread Hedging Obligations.

“Note Obligations” means all “Indenture Obligations” under and as defined in the Note Security Agreement and all Refinancings of such Obligations. The term “Note Obligations” shall include all obligations, liabilities and indebtedness of every kind, nature and description owing by any Grantor to any Specified Note Secured Party, including principal, interest, charges, fees, premiums, indemnities and expenses, and all Post-Petition Amounts in respect of the foregoing. Notwithstanding the foregoing or any other provision of this Agreement, if the sum of the Note Obligations consisting of, without duplication, (a) principal amount of the Notes or (b) all other obligations under the Note Documents in the nature of principal obligations (the foregoing Note Obligations being collectively referred to as the “Capped Note Obligations”), exceeds (i) $320,000,000 less (ii) 25% of all prepayments, redemptions and repurchases (subject to permanent retirement thereof) of the principal amount of the Notes (other than, in each case, in connection with a Refinancing thereof) (the “Note Cap Amount”), then that portion of the Capped Note Obligations exceeding the Note Cap Amount (such portion being referred to as the “Note Excess Amounts”), and all interest, premiums and reimbursement and indemnification obligations in respect of such Note Excess Amounts, shall be secured by the Note Collateral Documents but shall not constitute “Note Obligations” for all purposes of this Agreement except with respect to Crack Spread Hedging Obligations, and the Liens created by the Note Collateral Documents on the Collateral, insofar as they secure such Note Excess Amounts, shall be junior and subordinate in all respects to the Revolving Liens on such Collateral to the extent such Revolving Liens secure Revolving Obligations.

“Note Secured Parties” means the Note Collateral Agent and the other “Secured Parties” as defined in the Note Security Agreement.

“Note Security Agreement” means the Security Agreement dated as of the date hereof, among the Borrower, the other Subsidiaries that may become party thereto from time to time and the Note Collateral Agent, as Amended from time to time.

“Notes” means the Borrower’s 13 1/2% Senior Secured Notes due 2014 issued under the Indenture, as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Notice of New Obligations” has the meaning assigned to such term in Section 5.05.

“Notification of Proceeds” has the meaning assigned to such term in Section 3.03.

“Obligations” means all Revolving Obligations and all Non-ABL Obligations.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor now or hereafter otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Collateral” has the meaning set forth in Section 5.04(a).

“Post-Petition Amounts” means, with respect to any Obligations, all interest, fees, costs, expenses and other amounts that would accrue and become due after commencement of any Insolvency or Liquidation Proceeding but for commencement of such Insolvency or Liquidation Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency or Liquidation Proceeding.

“Purchase Event” means, with respect to the Obligations of any Class, the occurrence of any of the following: (a) an acceleration of the Obligations of such Class in accordance with the terms of the Credit Agreement of such Class; (b) a payment default in respect of Obligations under the Credit Agreement of such Class that has not been cured or waived in accordance with the terms thereof within 30 days of the occurrence thereof; or (c) the commencement of any Insolvency or Liquidation Proceeding.

“RCF Availability Deficit” has the meaning assigned to such term in the Indenture.

“RCF Event of Default” has the meaning assigned to such term in the Indenture.

“Recovery” has the meaning set forth in Section 6.05.

“Refinance” means, in respect of any Indebtedness, to refinance or replace, or to issue other indebtedness in exchange for or replacement of, such Indebtedness in whole or in part. The terms “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinery” means (a) the Krotz Springs Refinery and (b) any other real property site that becomes part of the Collateral subject to Non-ABL Liens at which any Inventory that comprises a portion of the Collateral subject to Revolving Liens is located, including, with respect to such site, all buildings, fixtures, equipment, terminals, storage tanks, facilities, pipelines, loading racks, rail spurs, docks, loading facilities and related facilities located on or about or used in connection with the business operated at such site.

“Refinery Shut Down” has the meaning assigned to such term in the definition of “Applicable Sales and Processing Period.”

“Related Secured Parties” means (a) in the case of the Revolving Collateral Agent, the Revolving Secured Parties, (b) in the case of the Note Collateral Agent, the Note Secured Parties or the Specified Note Secured Parties, as the context may require, and (c) in the case of any Crack Spread Hedging Secured Party, any other Crack Spread Hedging Secured Party under the same Crack Spread Hedging Documents or Crack Spread Hedging LC Documents, as the case may be.

“Revolving Collateral” means all assets of any Grantor, whether real, personal or mixed, on which any Revolving Lien has been created or purported to be created.

“Revolving Collateral Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Revolving Collateral Documents” means the Revolving Credit Agreement, the Revolving Mortgages and any and all other documents now existing or entered into after the date hereof that grant a Lien on any assets of the Borrower or any Subsidiary of the Borrower to secure any Revolving Obligations, as each may be Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Revolving Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Revolving Credit Cap Amount” has the meaning assigned to such term in the definition of “Revolving Obligations”.

“Revolving Credit Excess Amounts” has the meaning assigned to such term in the definition of “Revolving Obligations”.

“Revolving Documents” means the Revolving Credit Agreement, the Revolving Collateral Documents and all other “Loan Documents” referred to in the Revolving Credit Agreement.

“Revolving Liens” means Liens on the Collateral securing the Revolving Obligations, including all such Liens created under the Revolving Collateral Documents, now or hereafter held by or on behalf of the Revolving Collateral Agent or any other Revolving Secured Party, or any agent or trustee therefor, whether or not created following the commencement of any Insolvency or Liquidation Proceeding.

“Revolving Mortgage” means each mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document that grants a Lien on any real property owned or leased by any Grantor to secure any Revolving Obligations.

“Revolving Obligations” means all “Obligations” under and as defined in any of the Revolving Documents and all Refinancings of such Obligations, and shall include any Cash Collateral Usage and/or DIP Financing provided by the Revolving Secured Parties or any of them. The term “Revolving Obligations” shall include all obligations, liabilities and indebtedness of every kind, nature and description owing by any Grantor to any Revolving Secured Party, including principal, interest, charges, fees, premiums, indemnities and expenses and all Post-Petition Amounts in respect of the foregoing. Notwithstanding the foregoing or any other provision of this Agreement, if the sum of the Revolving Obligations consisting of, without duplication, (a) principal amount of loans under the Revolving Credit Agreement and the other Revolving Documents, or under any Cash Collateral Usage and/or DIP Financing, (b) the aggregate face amount of all outstanding letters of credit issued or deemed issued under, or otherwise secured under, the Revolving Credit Agreement and the other Revolving Documents, or under any Cash Collateral Usage and/or DIP Financing or (c) all other obligations in the nature of principal obligations, including all Bank Products Obligations (the foregoing Revolving Obligations being collectively referred to as the “Capped Revolving Obligations”), exceeds $535,000,000 (the “Revolving Credit Cap Amount”), then the portion of the Capped Revolving Obligations exceeding the Revolving Credit Cap Amount (such portion being referred to as the “Revolving Credit Excess Amounts”), and all interest, premiums, reimbursement obligations and other amounts in respect of such Revolving Credit Excess Amounts, shall be secured by the Revolving Collateral Documents but shall not constitute “Revolving Obligations” for all purposes of this Agreement except with respect to Crack Spread Hedging Obligations, and the Liens created by the Revolving Collateral Documents on the Collateral, insofar as they secure such Revolving Credit Excess Amounts, shall be junior and subordinate in all respects to the Specified Note Liens on such Collateral to the extent such Specified Note Liens secure Note Obligations.

“Revolving Secured Parties” means the Revolving Collateral Agent and the other “Secured Parties” as defined in the Revolving Credit Agreement.

“Secured Parties” means the Revolving Secured Parties and the Non-ABL Secured Parties.

“Senior Collateral Agent” means, as to any Collateral, the Agent whose Liens on such Collateral are senior to the Liens of the other Agent on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that, subject to the proviso set forth in Section 2.01(a), (i) the Revolving Collateral Agent is the Senior Collateral Agent relative to the Note Collateral Agent with respect to the ABL Priority Collateral, (ii) the Note Collateral Agent and each Crack Spread Hedging Secured Counterparty are the Senior Collateral Agents relative to the Revolving Collateral Agent with respect to the Non-ABL Priority Collateral and (iii) each Crack Spread Hedging Secured Party is the Senior Collateral Agent relative to the Revolving Collateral Agent and the Note Collateral Agent with respect to the Crack Spread Hedging Collateral on which such Crack Spread Hedging Secured Party has a Lien, and that, accordingly, any reference herein to the “Senior Collateral Agent” shall be construed as a reference to (x) the Revolving Collateral Agent relative to the Note Collateral Agent insofar as the ABL Priority Collateral is concerned, (y) both the Note Collateral Agent and any Crack Spread Hedging Secured Counterparty relative to the Revolving Collateral Agent insofar as the Non-ABL Priority Collateral is concerned and (z) any Crack Spread Hedging Secured Party relative to the other Agents insofar as the Crack Spread Hedging Collateral on which such Crack Spread Hedging Secured Party has a Lien is concerned.

“Senior Documents” means (a) with respect to Senior Obligations that are Revolving Obligations, the Revolving Documents, (b) with respect to Senior Obligations that are Non-ABL Obligations, the Non-ABL Documents (other than the Note Documents relative to Crack Spread Hedging Documents with respect to Senior Obligations that are Crack Spread Hedging Obligations secured by Senior Liens on the Crack Spread Hedging Collateral) and (c) with respect to Senior Obligations that are Crack Spread Hedging Obligations secured by Senior Liens on the Crack Spread Hedging Collateral, the Crack Spread Hedging Documents.

“Senior Liens” means, subject to the proviso set forth in Section 2.01(a), (a) with respect to the ABL Priority Collateral or the Specified Note Liens on the ABL Priority Collateral, the Revolving Liens on such Collateral, (b) with respect to the Non-ABL Priority Collateral or the Revolving Liens on the Non-ABL Priority Collateral, the Non-ABL Liens on such Collateral and (c) with respect to the Crack Spread Hedging Collateral or the Revolving Liens or the Specified Note Liens on such Collateral, the Crack Spread Hedging Liens on such Collateral, and, in each case, any Liens incurred in connection with any Refinancing of Senior Obligations that are deemed to be Senior Liens under Section 5.05. The parties hereto acknowledge that no (i) Crack Spread Hedging Secured Counterparty has obtained, or is permitted to obtain, a Lien on or security interest in any ABL Priority Collateral and (ii) Crack Spread Hedging LC Secured Party has obtained, or is permitted to obtain, a Lien on or security interest in any Collateral (other than any Crack Spread Hedging Collateral).

“Senior Obligations” means (a) with respect to any Collateral or any Junior Liens thereon, any Obligations that are secured by Senior Liens on such Collateral and (b) with respect to any Junior Obligations or Junior Secured Parties secured by any Collateral, any Obligations that are secured by Senior Liens on such Collateral.

“Senior Priority Collateral” means (a) with respect to the Revolving Collateral Agent and Revolving Secured Parties, ABL Priority Collateral subject to their Senior Liens, (b) with respect to the Note Collateral Agent and the Note Secured Parties, Non-ABL Priority Collateral (other than, in the case of any Specified Note Secured Party, Crack Spread Hedging Collateral relative to any applicable Crack Spread Hedging Secured Party) subject to their respective Senior Liens, and (c) with respect to each Crack Spread Hedging Secured Party, Crack Spread Hedging Collateral subject to its Senior Liens.

“Senior Secured Parties” means, as to any Collateral, the Secured Parties whose Liens on such Collateral are senior to the Liens of the other Secured Parties on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that (i) the Revolving Secured Parties are the Senior Secured Parties with respect to the ABL Priority Collateral, (ii) the Non-ABL Secured Parties are the Senior Secured Parties with respect to the Non-ABL Priority Collateral (other than, in the case of any Specified Note Secured Party, any Crack Spread Hedging Collateral relative to any Crack Spread Hedging Secured Party having a Lien on such Collateral) and (iii) each Crack Spread Hedging Secured Party is a Senior Secured Party with respect to the Crack Spread Hedging Collateral on which such Crack Spread Hedging Secured Party has a Lien, and that, accordingly, any reference herein to the “Senior Secured Parties” shall be construed as a reference to (x) the Revolving Secured Parties insofar as the ABL Priority Collateral is concerned, (y) the Non-ABL Secured Parties (other than the Specified Note Secured Parties relative to any Crack Spread Hedging Collateral) insofar as the Non-ABL Priority Collateral is concerned and (z) each Crack Spread Hedging Secured Party insofar as the Crack Spread Hedging Collateral on which such Crack Spread Hedging Secured Party has a Lien is concerned.

“Specified Note Collateral Document” means any Note Collateral Document (other than any Note Collateral Document constituting a deposit account control agreement or securities account control agreement that solely relates to a Crack Spread Hedging Cash Collateral Account).

“Specified Note Liens” means the Note Liens securing only the Note Obligations.

“Specified Note Secured Parties” means the Note Secured Parties (other than any Crack Spread Hedging Counterparty).

“Standard Period” has the meaning assigned to such term in the definition of “Applicable Sales and Processing Period.”

“Standstill Period” means, with respect to any Collateral, a period of 180 consecutive days since the first date on which the Senior Collateral Agent with respect to such Collateral has received written notification from the Junior Collateral Agent with respect to such Collateral of both (A) the existence of one or more Events of Default (specified in reasonable detail) under the Junior Documents with respect to such Collateral and (B) the Junior Obligations with respect to such Collateral becoming currently due and payable in full, whether as a result of acceleration upon default, operation of applicable law or otherwise.

“Subject Obligations” has the meaning assigned to such term in Section 5.06.

“subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof.

“Subsidiary” means any subsidiary of the Borrower.

“Successor Intellectual Property License” has the meaning assigned to such term in Section 5.08(b).

“Successor Operator” has the meaning assigned to such term in Section 5.07(b).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party or that a third party now or hereafter otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby, and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Trigger Date” has the meaning assigned to such term in Section 5.07(b).

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

SECTION 1.03. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected persons customarily comply) of all Governmental Authorities. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time Amended (subject to any restrictions on such Amendments set forth herein); (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns; (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; and (d) all references herein to Articles and Sections shall be construed to refer to Articles and Sections of this Agreement.

ARTICLE II

Lien Priorities

SECTION 2.01. Relative Priorities. (a) Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection of any Revolving Lien or Non-ABL Lien on any Collateral, (ii) any provision of the UCC or any other applicable law or of any Revolving Document or any Non-ABL Document, (iii) any defect or deficiencies in, or failure to perfect, any Revolving Lien or any Non-ABL Lien or (iv) any other circumstance whatsoever each Agent, for itself and on behalf of its Related Secured Parties, hereby agrees that:

(A) any Revolving Lien on any ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Specified Note Lien on any ABL Priority Collateral;

(B) any Non-ABL Lien on any Non-ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Revolving Lien on any Non-ABL Priority Collateral; and

(C) any Crack Spread Hedging Lien on any Crack Spread Hedging Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Revolving Lien and any Specified Note Lien on any Crack Spread Hedging Collateral;

provided, however, that notwithstanding anything to the contrary contained in this Agreement:

(1) any Revolving Liens on any ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, insofar as such Liens secure Revolving Credit Excess Amounts, shall be junior and subordinate in all respects to all Specified Note Liens on any ABL Priority Collateral; and

(2) any Specified Note Liens on any Non-ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, insofar as such Liens secure Note Excess Amounts, shall be junior and subordinate in all respects to all Revolving Liens on any Non-ABL Priority Collateral.

(b) The relative Lien priorities in respect of any Collateral set forth in this Section are only with respect to the priority of the Liens held by or on behalf of the Agents and their Related Secured Parties and shall not constitute a subordination of any Obligations to any other Obligations.

SECTION 2.02. Prohibition on Contests. Each Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them will (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding, including any Insolvency or Liquidation Proceeding, (a) the perfection, priority, validity or enforceability of any Revolving Lien (whether securing Revolving Obligations or any Revolving Credit Excess Amounts) or any Non-ABL Lien (whether securing Non-ABL Obligations or any Note Excess Amounts), (b) the validity or enforceability of any Revolving Obligations (or any Revolving Credit Excess Amounts) or any Non-ABL Obligations (or any Note Excess Amounts) or (c) the enforceability of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the right of any Secured Party to enforce this Agreement (including any motion or any other action in any proceeding, including any Insolvency or Liquidation Proceeding, to establish the correct mathematical calculation of any Revolving Obligations (or any Revolving Credit Excess Amounts) or any Non-ABL Obligations (or any Note Excess Amounts)).

SECTION 2.03. No New Liens. Whether or not any Insolvency or Liquidation Proceeding has been commenced, each Agent agrees, for itself and on behalf of its Related Secured Parties, that no Secured Party shall accept any additional Lien under any Collateral Document on any asset of any Grantor to secure Obligations of any Class unless such Grantor has granted or concurrently grants a Lien on such asset to secure Obligations of the other Class (all such Liens to have the relative priorities set forth herein based on whether the assets subject to such Liens constitute ABL Priority Collateral, Non-ABL Priority Collateral or Crack Spread Hedging Collateral and whether such Liens secure Revolving Credit Excess Amounts or Note Excess Amounts); provided, however, that the foregoing shall not apply to additional Liens on any asset of any Grantor granted to secure Obligations of any Class if, prior to such grant, such Grantor has offered in writing to grant a Lien on such asset to secure Obligations of the other Class and the Agent of such other Class has affirmatively declined in writing to accept such Lien or failed to respond to such offer within 30 days thereof, in which case the Agent of such other Class shall be deemed to have declined to accept such Lien; provided further, that the foregoing shall not apply to the Revolving Collateral Agent and the Note Collateral Agent, in each case, with respect to any (i) Crack Spread Hedging Secured Counterparty in so far as the subject additional Liens are on assets of any Grantor that would constitute ABL Priority Collateral and (ii) Crack Spread Hedging LC Secured Party in so far as the subject additional Liens are on assets of any Grantor that would constitute Collateral (other than Crack Spread Hedging Collateral). To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to any Agent or any of its Related Secured Parties, each Agent, for itself and on behalf of its Related Secured Parties, agrees that any amounts received by or distributed to such Agent or any of its Related Secured Parties pursuant to or as a result of Liens granted in contravention of this Section shall be subject to Section 4.02.

SECTION 2.04. Limitation on Liens of Crack Spread Hedging Secured Parties. Each Crack Spread Hedging Secured Counterparty agrees that it shall not obtain, or take any action to obtain, any Lien on any assets of any Grantor that constitute ABL Priority Collateral, and that, in the event such Crack Spread Hedging Secured

Counterparty obtains a Lien on or security interest in any assets of any Grantor constituting ABL Priority Collateral, it will promptly notify each other Agent thereof in writing and promptly take any and all actions necessary to release such Lien on and security interest in such ABL Priority Collateral, including, without limitation, any and all actions requested by any Grantor or any such other Agent. Each Crack Spread Hedging LC Secured Party agrees that it shall not obtain, or take any action to obtain, any Lien on any assets of any Grantor that constitute Collateral (other than any Crack Spread Hedging Collateral), and that, in the event such Crack Spread Hedging LC Secured Party obtains a Lien on or security interest in any assets of any Grantor constituting Collateral (other than any Crack Spread Hedging Collateral), it will promptly notify each other Agent thereof in writing and promptly take any and all actions necessary to release such Lien on and security interest in such Collateral (other than any Crack Spread Hedging Collateral), including, without limitation, any and all actions requested by any Grantor or any such other Agent.

SECTION 2.05. Crack Spread Hedging Collateral Securing Crack Spread Hedging Support LC. Each of the Revolving Collateral Agent, the Note Collateral Agent and any Crack Spread Hedging Counterparty, on behalf of itself and its Related Secured Parties, acknowledges that all or any portion of the Crack Spread Hedging Collateral (including all cash, cash equivalents, checks and other negotiable Instruments, funds and other evidences of payment and all Financial Assets held on deposit in any Crack Spread Hedging Cash Collateral Account or credited thereto, and all Security Entitlements arising therefrom) may secure obligations owing to a Crack Spread Hedging LC Secured Party under Crack Spread Hedging Support LCs (and at such time such Crack Spread Hedging Collateral will no longer secure Crack Spread Hedging Obligations under any Crack Spread Hedging Agreement, and any Crack Spread Hedging Secured Counterparty will, at the request of the applicable Crack Spread Hedging LC Secured Party, promptly take any and all actions so requested to release any Lien on and security interest in such Crack Spread Hedging Collateral), and each such Agent agrees that, notwithstanding anything to the contrary set forth herein or in any Credit Document, the Liens of the applicable Crack Spread Hedging LC Secured Party on such Crack Spread Hedging Collateral, shall, at such time, and upon the applicable Crack Spread Hedging LC Secured Party becoming a party hereto pursuant to an Intercreditor Joinder Agreement, be senior in all respects and prior to any Specified Note Lien or Revolving Lien thereon.

ARTICLE III

Enforcement

SECTION 3.01. Exercise of Remedies. (a) Until the Discharge of Senior Obligations with respect to such Collateral has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, each Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them will:

(i) exercise or seek to exercise any rights or remedies with respect to any Senior Priority Collateral of any Secured Party of the other Class (including the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that such Agent and its Related Secured Parties may exercise any or all such rights or remedies after the last day of the Standstill Period; provided further, however, that notwithstanding anything herein to the contrary and notwithstanding the expiration of the Standstill Period, in no event shall any Agent or any of its Related Secured Parties exercise any rights or remedies with respect to any Senior Priority Collateral of any Secured Party of the other Class if any Secured Party of such other Class shall have commenced and be diligently pursuing the exercise of rights or remedies with respect to all or any material portion of such Collateral (prompt notice of such exercise by any such Secured Party of such other Class to be given to such Agent; it being agreed, however, that no Secured Party of such other Class shall incur any liability for, and none of its rights hereunder or in respect of the Collateral shall be affected by, any failure to give any such notice); provided further, however, that the parties hereto acknowledge and agree that this Section shall not in any way prohibit any Agent or any of its Related Secured Parties from (1) commencing, or joining in filing of a petition for commencement of, any involuntary Insolvency or Liquidation Proceeding of the type described in clause (a) or (b) of the definition of such term or (2) exercising any of its rights during an Insolvency or Liquidation Proceeding to the extent permitted by the other provisions hereof;

(ii) subject to the proviso set forth in Section 2.01(a), contest, protest or object to any foreclosure proceeding or action brought by any Secured Party of the other Class with respect to, or any other exercise by any Secured Party of such other Class of any rights and remedies relating to, any Senior Priority Collateral of such Secured Party, whether under the Credit Documents of such other Class or otherwise; and

(iii) subject to paragraph (a)(i) of this Section and except as may be permitted by paragraph (c) of this Section, contest, protest or object to the forbearance by any Secured Party of the other Class from bringing or pursuing any foreclosure proceeding or action with respect to, or any other exercise by any Secured Party of such other Class of any rights or remedies relating to, any Senior Priority Collateral of such Secured Party;

provided, that, in each case under this Section, the Junior Liens on such Collateral shall attach to all Proceeds of such Collateral resulting from actions taken by any Senior Secured Party in accordance with this Agreement, subject to the relative Lien priorities set forth in Section 2.01; provided further, however, that to the extent any of the foregoing actions is permitted to be taken with respect to the Non-ABL Priority Collateral that does not constitute Crack Spread Hedging Collateral, only the Note Collateral Agent may take such actions.

(b) Subject to the terms and conditions of this Agreement (including paragraph (a)(i) of this Section), until the Discharge of Senior Obligations with respect to such Collateral has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Senior Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including the exercise of any right of set-off, any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement and the right to credit bid their debt) with respect to any of their Senior Priority Collateral and, in the course of such exercise, make related determinations regarding the release, Disposition or restrictions with respect to any such Collateral, without any consultation with or the consent of any Junior Secured Party; provided, that the Junior Liens on such Collateral shall remain on the Proceeds of such Collateral so released or Disposed of, subject to the relative Lien priorities set forth in Section 2.01. In exercising rights and remedies with respect to any of its Senior Priority Collateral, each Senior Secured Party may enforce the provisions of the applicable Senior Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in its sole discretion. Such exercise and enforcement shall include the right of any agent appointed by any Senior Secured Party to sell or otherwise Dispose of such Collateral upon foreclosure, to incur expenses in connection with such sale or other Disposition and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing provisions of this Section, the Secured Parties of any Class may:

(i) file a claim or statement of interest with respect to Obligations of such Class in any Insolvency or Liquidation Proceeding;

(ii) take any action (not adverse to the priority status of any Senior Liens on such Collateral or the rights of any Senior Secured Party to exercise remedies in respect thereof) in order to create, perfect, preserve or protect their Junior Liens on any Collateral;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of any Secured Party of such Class, including any claims secured by Junior Priority Collateral thereof, in each case in accordance with the terms of this Agreement;

(iv) exercise their rights and remedies as unsecured creditors to the extent provided in paragraph (e) of this Section;

(v) vote on any plan of reorganization (including to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), file any proof of claim with respect to Obligations or Liens of such Class, and make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement;

(vi) exercise any of their rights or remedies with respect to any of their Junior Priority Collateral after the termination of the Standstill Period to the extent permitted by paragraph (a)(i) of this Section; and

(vii) join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to any Collateral initiated by any Senior Secured Party with respect thereto, to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay for any material period or otherwise interfere with the exercise of rights or remedies with respect to such Collateral by the Senior Secured Parties (it being understood that no Junior Secured Party shall be entitled to receive any Proceeds thereof unless otherwise expressly permitted hereby).

Each Agent, for itself and on behalf of its Related Secured Parties, agrees that it will not take or receive any Senior Priority Collateral of any Secured Party of the other Class or any Proceeds of any such Collateral in connection with the exercise of any right or remedy (including set-off) with respect to such Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, until the Discharge of Senior Obligations with respect to such Collateral has occurred, except as expressly provided in this paragraph, paragraph (a) of this Section (but subject to Section 4.02) and Sections 5.02, 5.07, 5.08 and 6.03(b), the sole right of the Secured Parties of any Class with respect to any of the Senior Priority Collateral of the Secured Parties of the other Class is to hold a Junior Lien on such Collateral and to receive a share of the Proceeds thereof, if any, after such Discharge of Senior Obligations has occurred.

(d) Subject to paragraphs (a) and (c) of this Section and Sections 5.02, 5.07, 5.08 and 6.03(b), each Agent, for itself and on behalf of its Related Secured Parties:

(i) agrees that neither such Agent nor any of its Related Secured Parties will take any action that (A) could reasonably be expected, in any material respect, to restrain, hinder, limit, delay or otherwise interfere with (1) any exercise of remedies with respect to any Senior Priority Collateral of any Secured Party of the other Class or (2) the realization by any Secured Party of the other Class of the full value of any of its Senior Priority Collateral or (B) otherwise would be prohibited hereunder, including any Disposition of any such Collateral, whether by foreclosure or otherwise;

(ii) waives any and all rights such Agent or any of its Related Secured Parties may have as junior lien creditors or otherwise to object to the manner in which any Secured Party of the other Class seeks to enforce or collect any Obligations of such other Class or to enforce or realize on its Senior Liens on any Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of any Secured Party of such other Class is adverse to the interests of such Agent or any of its Related Secured Parties; and

(iii) acknowledges and agrees that no covenant, agreement or restriction contained in any Collateral Document or other Credit Document of any Class shall be deemed to restrict in any way the rights and remedies of any Secured Party of the other Class with respect to any Collateral subject to its Senior Liens as set forth in this Agreement and the Credit Documents of such other Class.

(e) Except as otherwise specifically set forth in paragraphs (a) or (d) of this Section, the Secured Parties of any Class may exercise rights and remedies available to them as unsecured creditors of any Grantor in accordance with the terms of the Credit Documents of such Class and applicable law; provided that in the event any Secured Party becomes a judgment Lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to any of its Obligations, such judgment Lien shall be subject to the terms of this Agreement, including the relative Lien priorities set forth in Section 2.01.

(f) Nothing in this Agreement shall prohibit the receipt by any Secured Party of any Class of the required or permitted payments of interest, principal and other amounts owed in respect of Obligations of such Class so long as such receipt is not the direct or indirect result of the exercise by any Secured Party of such Class of rights or remedies as a secured creditor (including set-off) against the Senior Priority Collateral of any Secured Party of the other Class or enforcement in contravention of this Agreement of any Junior Lien on any such Collateral (it being agreed that any such enforcement permitted by this Agreement shall be subject to Section 4.02). Nothing in this Agreement shall be construed to impair or otherwise adversely affect any rights or remedies any Secured Party of any Class may have with respect to any Collateral subject to its Senior Liens.

SECTION 3.02. Concerning Revolving Availability; Excess Cash Flow Offers.

(a) The Note Collateral Agent, on behalf of itself and the Specified Note Secured Parties, hereby acknowledges and agrees that no Revolving Secured Party has any duty to monitor or otherwise ensure compliance by Borrower or any Subsidiary with Section 4.16 of the Indenture, and waives any and all claims or causes of action of any kind arising in favor of any Specified Note Secured Party against any Revolving Secured Party by reason of a breach by Borrower or any Subsidiary of its agreements in Section 4.16 of the Indenture.

(b) The Revolving Collateral Agent, on behalf of itself and the Revolving Secured Parties, hereby acknowledges and agrees that no Specified Note Secured Party has any duty to monitor or otherwise inquire into whether any offer to repurchase all or any part of the Notes has been made by or on behalf of the Borrower under the Indenture at a time when a RCF Availability Deficit or a RCF Event of Default has occurred and is continuing or would result therefrom, or whether any such offer was otherwise permitted to be made under the terms of any Revolving Document, and waives any and all claims or causes of action of any kind arising in favor of any Revolving Secured Party against any Specified Note Secured Party by reason of the making of any such offer.

SECTION 3.03. Lockbox System. The Note Collateral Agent and any Crack Spread Hedging Secured Party, on behalf of itself and the Non-ABL Secured Parties it represents, hereby acknowledges that, under the terms of the Revolving Documents, Grantors are required to ensure that all payments on Accounts constituting ABL Priority Collateral, or on other ABL Priority Collateral, are made to Deposit Accounts or lockboxes related thereto that constitute ABL Priority Collateral, and agrees that, notwithstanding anything to the contrary set forth herein, no Revolving Secured Party shall have any duty, responsibility or obligation to any such Non-ABL Secured Party with respect to such Deposit Accounts or lockboxes, including no obligation to pay over to any such Non-ABL Secured Party any payments received into any such Deposit Account or lockbox at any time; provided, that to the extent that Proceeds of any Non-ABL Priority Collateral are deposited into any such Deposit Accounts or lockboxes and (a) are applied to repay or prepay the Revolving Obligations or (b) are included in the borrowing base under the Revolving Credit Agreement for purposes of determining availability thereunder, in the absence of the Revolving Collateral Agent’s fraudulent conduct, willful misconduct or gross negligence, the sole remedy of the Non-ABL Secured Parties with regard to such Proceeds shall be to proceed directly against the Grantors unless, (i) in the case of clause (a) above, prior to the time such proceeds are applied to repay or prepay the Revolving Obligations and (ii) in the case of clause (b) above, prior to the lenders under the Revolving Credit Agreement having made any credit extension thereunder, or foregone the exercise of any of their rights or remedies thereunder, in reliance on such Proceeds being included in such borrowing base, the Revolving Collateral Agent has actually received a Notification of Proceeds. For purposes of the foregoing, a “Notification of Proceeds” means a notice in writing from the Note Collateral Agent to the Revolving Collateral Agent containing the following information: (i) the Non-ABL Priority Collateral being sold or transferred; (ii) the proposed date of the sale or transfer; (iii) the approximate sale price; and (iv) the name and contact information of the buyer or transferee of such Non-ABL Priority Collateral or, in the case of an auction, of the auctioneer.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. (a) Whether or not any Insolvency or Liquidation Proceeding has commenced, ABL Priority Collateral or Proceeds thereof received in connection with the sale or other Disposition of, or collection on, such ABL Priority Collateral upon any exercise of remedies shall be applied to:

(i) first, the Revolving Obligations in the order specified in the Revolving Documents;

(ii) second, following the Discharge of the Revolving Obligations, the Note Obligations in the order specified in the Note Documents;

(iii) third, following the Discharge of the Revolving Obligations and the Note Obligations, the Revolving Credit Excess Amounts in the order specified in the Revolving Documents;

(iv) fourth, following the Discharge of the Revolving Obligations and the Note Obligations and the payment in full of all Revolving Credit Excess Amounts, Note Excess Amounts in the order specified in the Note Documents; and

(v) fifth, following the Discharge of the Revolving Obligations and the Note Obligations and the payment in full of all Revolving Credit Excess Amounts and Note Excess Amounts, the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

(b) Whether or not any Insolvency or Liquidation Proceeding has commenced, Non-ABL Priority Collateral (other than any Crack Spread Hedging Collateral) or Proceeds thereof received in connection with the sale or other Disposition of, or collection on, such Non-ABL Priority Collateral upon any exercise of remedies shall be applied to:

(i) first, the Note Obligations and Crack Spread Hedging Obligations in the order specified first, in the Note Security Agreement and then, in the Note Documents relating to the Note Obligations and the Crack Spread Hedging Documents, as applicable;

(ii) second, following the Discharge of the Note Obligations and the Crack Spread Hedging Obligations, the Revolving Obligations in the order specified in the Revolving Documents;

(iii) third, following the Discharge of the Note Obligations, the Crack Spread Hedging Obligations and the Revolving Obligations, the Note Excess Amounts in the order specified in the Note Documents;

(iv) fourth, following the Discharge of the Note Obligations, the Crack Spread Hedging Obligations, the Revolving Obligations and the payment in full of all Note Excess Amounts, the Revolving Credit Excess Amounts in the order specified in the Revolving Documents; and

(v) fifth, following the Discharge of the Note Obligations, the Crack Spread Hedging Obligations, the Revolving Obligations and the payment in full of all Note Excess Amounts and Revolving Credit Excess Amounts, the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

(c) Whether or not any Insolvency or Liquidation Proceeding has commenced, Crack Spread Hedging Collateral securing Crack Spread Hedging Obligations or Proceeds thereof received in connection with the sale or other Disposition of, or collection on, such Crack Spread Hedging Collateral upon any exercise of remedies shall be applied to:

(i) first, the Crack Spread Hedging Obligations secured by such Collateral in the order specified in the applicable Crack Spread Hedging Documents;

(ii) second, following the Discharge of such Crack Spread Hedging Obligations, the Note Obligations in the order specified in the Note Documents;

(iii) third, following the Discharge of such Crack Spread Hedging Obligations and the Note Obligations, the Revolving Obligations in the order specified in the Revolving Documents;

(iv) fourth, following the Discharge of such Crack Spread Hedging Obligations, the Note Obligations and the Revolving Obligations, the Note Excess Amounts in the order specified in the Note Documents;

(v) fifth, following the Discharge of such Crack Spread Hedging Obligations, the Note Obligations and the Revolving Obligations and the payment in full of all Note Excess Amounts, the Revolving Credit Excess Amounts in the order specified in the Revolving Documents;

(vi) sixth, following the Discharge of such Crack Spread Hedging Obligations, the Note Obligations and the Revolving Obligations and the payment in full of all Note Excess Amounts and Revolving Credit Excess Amounts, the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

(d) Whether or not any Insolvency or Liquidation Proceeding has commenced, Crack Spread Hedging Collateral securing Crack Spread Hedging LC Obligations or Proceeds thereof received in connection with the sale or other Disposition of, or collection on, such Crack Spread Hedging Collateral upon any exercise of remedies shall be applied to:

(i) first, the Crack Spread Hedging LC Obligations secured by such Collateral in the order specified in the Crack Spread Hedging LC Documents;

(ii) second, following the Discharge of such Crack Spread Hedging LC Obligations, the Note Obligations in the order specified in the Note Documents;

(iii) third, following the Discharge of such Crack Spread Hedging LC Obligations and the Note Obligations, the Revolving Obligations in the order specified in the Revolving Documents;

(iv) fourth, following the Discharge of such Crack Spread Hedging LC Obligations, the Note Obligations and the Revolving Obligations, the Note Excess Amounts in the order specified in the Note Documents;

(v) fifth, following the Discharge of such Crack Spread Hedging LC Obligations, the Note Obligations and the Revolving Obligations and the payment in full of all Note Excess Amounts, the Revolving Credit Excess Amounts in the order specified in the Revolving Documents;

(vi) sixth, following the Discharge of such Crack Spread Hedging LC Obligations, the Note Obligations and the Revolving Obligations and the payment in full of all Note Excess Amounts and Revolving Credit Excess Amounts, the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

SECTION 4.02. Payments Over. So long as the Discharge of Senior Obligations with respect to any Collateral has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, if any Junior Secured Party receives any Collateral subject to any Senior Lien or any Proceeds of any such Collateral in connection with (a) the exercise of any right or remedy (including set-off) relating to such Collateral or (b) the transfer of such Collateral or Proceeds to any Junior Secured Party by any Person holding a Lien on such Collateral that is subordinate to the Junior Lien on such Collateral, then, in each case, such Collateral or Proceeds shall be segregated and held in trust and forthwith paid over to the Senior Collateral Agent for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Such Senior Collateral Agent is hereby authorized to make any such endorsements as agent for such Junior Secured Parties (such authorization being coupled with an interest and irrevocable until the Discharge of Senior Obligations with respect to such Collateral has occurred).

SECTION 4.03. Delivery of Collateral and Proceeds. Upon the Discharge of Obligations of any Class, the Agent of such Class shall, except as may otherwise be required by applicable law or any order of any court or other Governmental Authority, deliver, at the expense of the Grantors, to the Agent of the other Class having priority in respect thereof as set forth in Section 2.01 above, without representation or recourse, any Collateral (including any Pledged Collateral) held by the Agent of such Class at such time in the same form as received, with any necessary endorsements (so as, in respect of any such Pledged Collateral, to allow such Agent of such other Class to obtain possession or control thereof), to be applied by such Agent of such other Class to the Obligations of such other Class in the order specified in the Credit Documents of such other Class.

ARTICLE V

Other Agreements.

SECTION 5.01. Releases. (a) The Junior Liens on any Collateral shall be automatically, unconditionally and simultaneously released if:

(i) in connection with the exercise of any Senior Collateral Agent’s remedies in respect of such Collateral, any Senior Collateral Agent, for itself or on behalf of its Related Secured Parties, releases its Senior Liens on any part of such Collateral; or

(ii) in connection with any sale, lease, exchange, transfer or other disposition of such Collateral (collectively, a “Disposition”) not prohibited under the terms of the Senior Documents relating to such Collateral, any Senior Collateral Agent, for itself or on behalf of its Related Secured Parties, releases any of its Senior Liens on any part of such Collateral, other than in connection with the exercise of any Senior Collateral Agent’s remedies with respect to such Collateral as provided in paragraph (a)(i) of this Section or following the Discharge of Senior Obligations with respect to such Collateral;

provided that, in each case, the Junior Liens on such Collateral shall attach to all Proceeds of such Collateral in accordance with this Agreement, subject to the relative Lien priorities set forth in Section 2.01.

(b) The Junior Collateral Agent with respect to any Collateral, for itself or on behalf of its Related Secured Parties, promptly shall at the Grantors’ expense execute and deliver to the applicable Senior Collateral Agent such documents and instruments as any such Senior Collateral Agent may reasonably request to accomplish the purposes of this Section, including any endorsements or other instruments of transfer or release.

(c) Until the Discharge of Obligations of each other applicable Class has occurred, each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably constitutes and appoints the other Agent of such Class and any officer or agent of the other Agent, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name, place and stead of such Agent or its Related Secured Parties or in such other Agent’s own name, from time to time in such other Agent’s discretion, for the purpose of carrying out the terms of this Section, to take any and all action and to execute any and all documents and instruments that may be necessary or appropriate to accomplish the purposes of this Section, including any endorsements or other instruments of transfer or release.

(d) Until the Discharge of Obligations that constitute Senior Obligations in respect of such Collateral has occurred, to the extent that any Senior Collateral Agent or the Senior Secured Parties released any Senior Lien on any Collateral and any such Lien is later reinstated, then each Junior Collateral Agent, for itself and for its Related Secured Parties, shall have a Lien on such Collateral, subject to the relative Lien priorities set forth in Section 2.01.

SECTION 5.02. Insurance. (a) Until the Discharge of Non-ABL Obligations has occurred, and subject to the rights of the Grantors under the Note Documents, the Note Collateral Agent on behalf of the Non-ABL Secured Parties shall have the exclusive right to adjust settlement under any insurance policy in respect of any damage or destruction of any Non-ABL Priority Collateral, and all Proceeds on account thereof shall be paid to the Note Collateral Agent.

(b) Until the Discharge of Revolving Obligations has occurred, and subject to the rights of the Grantors under the Revolving Documents, the Revolving Secured Parties shall have the exclusive right to adjust settlement under any insurance policy in respect of any damage or destruction of any Inventory constituting ABL Priority Collateral, and all Proceeds on account of ABL Priority Collateral shall be paid to the Revolving Collateral Agent.

(c) Until the Discharge of Non-ABL Obligations has occurred, subject to the rights of the Grantors under the Note Documents, the Note Collateral Agent on behalf of the Non-ABL Secured Parties shall have the exclusive right, after prior consultation with the Revolving Collateral Agent, to approve all Condemnation Proceeds, and all Condemnation Proceeds shall be paid to the Note Collateral Agent.

(d) Until the Discharge of Revolving Obligations has occurred, subject to the rights of the Grantors under the Revolving Documents, the Revolving Secured Parties shall have the exclusive right, after prior consultation with the Note Collateral Agent, to adjust settlement in respect of all business interruption insurance, and all Proceeds on account thereof shall be paid to the Revolving Collateral Agent.

(e) Any Condemnation Proceeds and insurance Proceeds received by the Agent of any Class in accordance herewith shall, subject to the rights of the Grantors under the Credit Documents of such Class, be held or applied by it in accordance with such Credit Documents; provided that following the acceleration of the Obligations of such Class under such Credit Documents, all such amounts shall be promptly applied to such Obligations to the extent permitted under applicable law.

(f) Until the Discharge of Obligations of any other applicable Class has occurred, if any Secured Party of any Class shall, at any time, receive any Condemnation Proceeds or Proceeds of any insurance policy (including Proceeds of the business interruption insurance) in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Condemnation Proceeds or such insurance Proceeds over to the Agent of the other Class in accordance with the terms of Section 4.02.

(g) Each Agent, for itself and on behalf of its Related Secured Parties, agrees to cooperate with the Agent and Secured Parties of the other Class in connection with any Condemnation or Casualty for the purpose of carrying out the terms of this Section. In furtherance of the foregoing, each Agent agrees at the Grantors’ expense promptly to execute and deliver to the Agent of any other applicable Class or the applicable Grantor such acknowledgements, releases, consents, endorsements and other documents as the Agent of such other Class or such Grantor may reasonably request to accomplish the purposes of this Section (including any such request made at the request of any insurer). In the event of a conflict between the provisions of this Section and any other provision hereof, the provisions of this Section shall control.

SECTION 5.03. Certain Provisions Regarding Credit Documents. (a) (i) The Revolving Collateral Agent, for itself and on behalf of the Revolving Secured Parties, acknowledges and agrees that the Note Documents, the Crack Spread Hedging

Documents and the Crack Spread Hedging LC Documents may be Amended, and Indebtedness under any of the foregoing may be Refinanced, without the consent of any Revolving Secured Party, (ii) the Note Collateral Agent, for itself and on behalf of the Specified Note Secured Parties, acknowledges and agrees that the Revolving Documents, the Crack Spread Hedging Documents and the Crack Spread Hedging LC Documents may be Amended, and Indebtedness under any of the foregoing may be Refinanced, without the consent of any Specified Note Secured Party, and (iii) each Crack Spread Hedging Secured Party acknowledges and agrees that the Revolving Documents and (to the extent the consent of a Crack Spread Hedging Counterparty is not required under the proviso to Section 6.14(b) of the Note Security Agreement) the Note Documents may be Amended, and Indebtedness under any of the foregoing may be Refinanced, without the consent of such Crack Spread Hedging Secured Party. Nothing in this paragraph shall affect any covenant of any Grantor under the Credit Documents of any Class that restricts the ability of such Grantor to Amend any Credit Document of the other Class or to effect Refinancing of any Indebtedness thereunder.

(b) In the event any Indebtedness under the Credit Documents of any Class is Refinanced, the holders of such Refinancing Indebtedness shall bind themselves in a writing addressed to the Agent of the other Class, for the benefit of the Secured Parties of such other Class, to the terms of this Agreement. No Amendment of any Credit Document shall affect the lien subordination or other provisions of this Agreement.

(c) The Agent of each Class agrees that each Collateral Document of such Class executed by it shall include the following language (or language to similar effect approved by the Agent of the other Class):

“Notwithstanding anything herein to the contrary, the lien and security interest granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement dated as of October 22, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Wilmington Trust FSB, in its capacity as collateral agent for, and acting on behalf of, the Note Secured Parties identified therein, Bank of America, N.A., in its capacity as administrative agent for, and acting on behalf of, the Revolving Secured Parties identified therein, and each Crack Spread Hedging Secured Party (as defined therein) from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

SECTION 5.04. Bailee for Perfection. (a) Each of the Agents (other than the Revolving Collateral Agent with respect to ABL Priority Collateral in the case of any Crack Spread Hedging Secured Party) agrees to hold that part of the Collateral that is in its possession or control, or in the possession or control of its agents or bailees (such Collateral being called the “Pledged Collateral”), as collateral agent for its Related Secured Parties and as gratuitous bailee for the Agent of the other Class (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) solely for the purpose of perfecting the security interest granted under the Credit Documents of such other Class, subject to the terms and conditions of this Section.

(b) No Agent shall have any obligation whatsoever to its Related Secured Parties or to any Secured Party of the other Class to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section. The duties or responsibilities of any Agent to any Secured Party of the other Class under this Section shall be limited solely to holding the Pledged Collateral in its possession or under its control as gratuitous bailee in accordance with this Section and delivering such Pledged Collateral upon the Discharge of Obligations of the applicable Class as provided in Section 4.03.

(c) No Agent acting pursuant to this Section shall have by reason of any Credit Document, this Agreement or any other document or agreement a fiduciary relationship in respect any Secured Party or any liability to any Secured Party, absent gross negligence or willful misconduct on the part of such Agent, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(d) Subject to the terms of this Agreement, so long as the Discharge of Obligations of the applicable Class has not occurred, each Agent shall be entitled to deal with the Pledged Collateral or other Collateral within its “control” in accordance with the terms of this Agreement and the Credit Documents of the applicable Class. Upon the Discharge of such Obligations, such Agent shall, at the expense of the Grantors, take such other actions as are reasonably requested by the Grantors or other Agent in connection with such other Agent obtaining a first-priority interest in, or possession or control, of such Pledged Collateral or such other Collateral.

SECTION 5.05. When Discharge of Obligations Deemed Not to Have Occurred. If any Grantor shall enter into any Refinancing of Obligations of any Class that is permitted by the Credit Documents of the other Class, where obligations under such Refinancing are secured by Liens on Collateral subject to Senior Liens securing such Refinanced Obligations, then a Discharge of Obligations of such Class shall be deemed not to have occurred for all purposes of this Agreement and, from and after the date on which the Notice of New Obligations is delivered to the Agent of the other Class in accordance with the next sentence, (a) the obligations under such Refinancing of Obligations of any Class shall automatically be treated as Obligations of such Class (to the same extent as the Refinanced Obligations), (b) the Liens securing such Refinancing of Obligations of any Class shall be treated as Senior Liens (to the same extent as the corresponding Liens securing the Refinanced Obligations) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and (c) the collateral agent for such Refinancing of Obligations of any Class (the “New Agent”) shall be the Agent of such Class (and, where applicable, the Senior Collateral Agent) for all purposes of this Agreement (to the same extent as the Agent for the Refinanced Obligations). Upon receipt of a written notice (the “Notice of New Obligations”) stating that any Grantor has Refinanced any Obligations of any Class as provided above (which notice shall include the identity of the New Agent), the original Agents shall at the Grantors’ expense promptly enter into such documents and agreements (including Amendments to this Agreement) the Borrower or such New Agent shall reasonably request in order to provide to such New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The New Agent shall agree in a writing addressed to each remaining original Agent, for the benefit of its Related Secured Parties, to be bound by the terms of this Agreement. The provisions of this Section are intended to ensure that (i) the Liens on any Collateral securing any Refinancing of any Obligations of any Class will have the same priorities relative to the Liens on such Collateral securing Obligations of each other Class as the Liens that secured such Refinanced Obligations prior to such Refinancing and (ii) the parties benefited by the Liens on any Collateral securing any Refinancing of any Obligations of any Class will have the same rights and obligations relative to the parties holding Liens on such Collateral securing Obligations of each other Class as the parties that were benefited by the Liens that secured such Refinanced Obligations, and such provisions shall be construed accordingly.

SECTION 5.06. Obligations Purchase Right. Without prejudice to the enforcement of any remedies of any Secured Party, whether under the Credit Documents or otherwise, the Agent of each Class (other than the Class relating to the Crack Spread Hedging Secured Parties), on behalf of its Related Secured Parties, agrees that, in the event a Purchase Event shall have occurred with respect to Obligations of such Class (the “Subject Obligations”), the Secured Parties (or any of them) of the other Class (other than the Class relating to the Crack Spread Hedging Secured Parties) shall have the option to purchase for cash the entire aggregate amount of the Subject Obligations (including unfunded commitments under the applicable Credit Documents, if any, that are in effect) at par plus accrued but unpaid interest, fees and expenses (without regard to any prepayment penalty or premium), without warranty or representation or recourse, on a pro rata basis from the Secured Parties holding such Subject Obligations. Such option may be exercised at any time by delivery of written notice thereof to the Agent of the same Class as the Subject Obligations, which notice shall be irrevocable; and to the extent the Note Collateral Agent is the Agent receiving such notice, the Note Collateral Agent’s sole obligation shall be to transmit such notice to the Specified Note Secured Parties. Following exercise of such option in accordance with the terms of this Section, the Secured Parties shall cooperate in consummating promptly thereafter such purchase using the applicable assignment forms set forth in the Credit Documents of the applicable Class.

SECTION 5.07. Sharing of Information; Rights of Access and Use; Inventory Buyout Option. (a) Subject to confidentiality limitations imposed by law, contract or otherwise, each Agent agrees, for itself and on behalf of its Related Secured Parties, that if any of them obtains actual possession of any books and records of any Grantor (whether such books and records are in the form of a writing or stored in electronic form), then, upon request of the Agent of the other Class and reasonable prior notice, such Agent or such Related Secured Party in possession thereof will permit the requesting Agent, or its designated representatives and agents, to examine such books and records if and to the extent the requesting Agent delivers to such Agent a certificate of its duly authorized officer to the effect that (i) such books and records contain, or are reasonably expected to contain, information that, in the good faith opinion of the requesting Agent, is necessary or useful to the exercise of rights and remedies with respect to the Senior Liens of the requesting Agent and (ii) the requesting Agent is entitled to receive and use such information as against the applicable Grantor or its suppliers, customers and contracts and under applicable law, and, in doing so, will comply, and will cause its Affiliates to comply, with all obligations imposed by law, contract or otherwise in respect of the disclosure or use of such information.

(b) The Note Collateral Agent agrees, for itself and on behalf of the Note Secured Parties and each successor owner or operator of the applicable Refinery (each, a “Successor Operator”), that if any Note Secured Party or Successor Operator acquires control or possession of any Refinery, (i) such Note Secured Party or Successor Operator shall give prompt notice thereof to the Revolving Collateral Agent (the date of receipt by the Revolving Collateral Agent of such notice being called the “Trigger Date”) and (ii) subject to paragraph (d) of this Section and applicable law, such Note Secured Party or Successor Operator shall provide the Revolving Collateral Agent, and its designated representatives and agents, upon request by the Revolving Collateral Agent and at the sole, risk, cost and expense of the Revolving Secured Parties, reasonable and nonexclusive access to and use of such Refinery and other Non-ABL Priority Collateral (including pipeline rights and rights under any contract to which any Grantor is a party and pursuant to which such Grantor purchases Inventory for use at such Refinery) as necessary or useful in the reasonable commercial judgment of the Revolving Collateral Agent to (A) examine, process, produce, store, complete, sell, ship, transport, supply, remove or otherwise dispose of any and all Applicable Inventory (provided, however, that such use shall be limited only to those activities generally conducted at such Refinery on or prior to the Trigger Date (e.g., the Revolving Collateral Agent may not engage in any production or processing at any Refinery that was not generally engaged in at such Refinery on or prior to such date)) and (B) collect or realize upon Accounts constituting ABL Priority Collateral.

(c) If any Inventory shall remain at any Refinery at the end of the Applicable Sales and Processing Period with respect thereto, then the Revolving Secured Parties shall be deemed to have abandoned such remaining Inventory at such Refinery, and the Revolving Liens thereon shall be deemed waived and released (and such Inventory, notwithstanding anything to the contrary set forth herein, shall constitute Non-ABL Priority Collateral). The Revolving Collateral Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably constitutes and appoints the Note Collateral Agent and any officer or agent of the Note Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name, place and stead of the Revolving Collateral Agent or its Related Secured Parties, or in the name of the Note Collateral Agent, to execute any and all releases that may be necessary or appropriate to accomplish the purposes of this paragraph.

(d) The obligations of the Note Collateral Agent or any Successor Operator under paragraph (b)(ii) of this Section shall be subject to its prior receipt (without cost to it) of such assurances as it may reasonably request to confirm that the performance of such obligations and all activities of the Revolving Collateral Agent, any Revolving Secured Party or any of their respective representatives, officers, employees and agents in connection therewith or incidental thereto (i) will be permitted, lawful and enforceable as against each Grantor and its suppliers, customers, and contracts and under applicable law and will be conducted in accordance with prudent refining and manufacturing practices and (ii) will not impose upon any Note Secured Party or any Successor Operator any legal duty, legal liability or risk of uninsured loss. During the period of actual occupation, use or control by the Revolving Collateral Agent or any of its designated representatives or agents of any Non-ABL Priority Collateral (or any assets or property subject to a leasehold interest constituting Non-ABL Priority Collateral), the Revolving Secured Parties shall be obligated (A) to reimburse the Note Secured Parties and each Successor Operator for all out-of-pocket costs incurred by any of them in respect of utilities, taxes and other operating costs (including employee compensation expense) associated therewith (other than any of the foregoing costs in respect of any Refinery that accrue at any time such Refinery shall have ceased to operate as a result of circumstances beyond the control of the Revolving Secured Parties, except to the extent any Revolving Secured Party shall have actually received proceeds of business interruption insurance in respect thereof), (B) to repair, at their expense, any physical damage to such Non-ABL Priority Collateral resulting from such occupancy, use or control, and to leave such Non-ABL Priority Collateral in substantially the same condition as it was immediately prior to such occupancy, use or control (ordinary wear and tear excepted), (C) to deliver to the Note Collateral Agent or a Successor Operator, as applicable, a certificate of insurance (1) showing liability coverage and limits similar to those set forth in the Revolving Credit Agreement (as in effect on the date hereof), (2) in such form and containing such terms as are otherwise customary in the refining industry with respect to such Non-ABL Priority Collateral during the period of any such occupation, use or control and (3) naming the Note Collateral Agent or such Successor Operator, as applicable, as an additional named insured and (D) to indemnify and hold harmless the Note Collateral Agent, the Note Secured Parties and each Successor Operator from and against any third party claims against any of them resulting from actions or omissions by the Revolving Secured Parties or their agents or representatives during the period of such occupancy, use or control. The Revolving Collateral Agent, and its designated representatives and agents, and the other Revolving Secured Parties, shall cooperate with the Note Collateral Agent or any Successor Operator of such Refinery so as to minimize any interference with the use and operation of, or efforts to sell, such Refinery by the Note Collateral Agent or any such Successor Operator thereof while permitting the Revolving Collateral Agent to obtain the benefit of its rights under paragraph (b) of this Section. The Revolving Collateral Agent, and its designated representatives and agents, shall follow all reasonable procedures and regulations imposed by the Note Collateral Agent or any Successor Operator of any Refinery of such Refinery in respect of their access to or use of such Refinery.

(e) Neither the Agent nor any Secured Party of any Class shall have any responsibility or liability for the acts or omissions of the Agent or any Secured Party of the other Class made or arising in connection with the use or occupancy by the Agent or any Secured Party of such other Class of any of the Non-ABL Priority Collateral.

(f) The Note Collateral Agent, for itself and on behalf of its Related Secured Parties, acknowledges and consents to the Revolving Collateral Agent recording a Memorandum of Intercreditor Agreement and Access Rights substantially in the form of Exhibit B hereto in the real property records of each county in which a Refinery is located. Upon the conclusion of the Applicable Sales and Processing Period with respect to any Refinery, the Revolving Collateral Agent shall promptly take all necessary actions to remove such memoranda from the real property records relating to such Refinery.

(g) The Note Collateral Agent or any Successor Operator for any Refinery shall have the option (the “Inventory Buyout Option”), exercisable upon delivery of a written notice thereof to the Revolving Collateral Agent, at any time within 30 days after the Trigger Date with respect to such Refinery, to purchase all, but not less than all, of the Applicable Inventory for cash in an amount equal to the greater of (i) the value of such Applicable Inventory on a Marked-to-Market Basis as of the date such written notice is received by the Revolving Collateral Agent, or (ii) the value of the Eligible Petroleum Inventory (as defined in the Revolving Credit Agreement) and the Eligible Petroleum Inventory in Transit (as defined in the Revolving Credit Agreement) included in such Applicable Inventory, as reflected on the Borrower’s most recent borrowing base report submitted to the Revolving Collateral Agent in connection with determining the borrowing base under the Revolving Credit Agreement. Any such notice shall be irrevocable. In the event of an exercise of the Inventory Buyout Option with respect to any Refinery, the Applicable Sales and Processing Period with respect to such Refinery shall terminate upon receipt by or on behalf of the Revolving Collateral Agent of payment in full in cash of the purchase price therefor. The Revolving Collateral Agent agrees, for itself and on behalf of the Revolving Secured Parties, that, following the exercise of the Inventory Buyout Option with respect to any Refinery and such receipt of payment in full in cash of the purchase price therefor, notwithstanding anything to the contrary in this Agreement, the Inventory subject thereto shall constitute Non-ABL Priority Collateral, and the Note Collateral Agent or any Successor Operator shall have the right to process, produce, sell, ship, transport, supply and otherwise deal with any and all such Inventory in the course of operating such Refinery.

SECTION 5.08. Consent to License of Intellectual Property. (a) The Note Collateral Agent, for itself and on behalf of its Related Secured Parties, (i) acknowledges and consents to the grant to the Revolving Collateral Agent by the Grantors of a limited, non-exclusive royalty-free license in the form of Exhibit C hereto (an “Intellectual Property License”) and (ii) agrees that the Non-ABL Liens on the Intellectual Property constituting Collateral shall be subject to the Intellectual Property License.

(b) If any Note Secured Party becomes the owner of any Intellectual Property as a result of the exercise of remedies by such Note Secured Party with respect to its Senior Lien thereon, then, upon request of the Revolving Collateral Agent, such Note Secured Party shall promptly provide written confirmation of the grant to the Revolving Collateral Agent of, and does hereby irrevocably grant to the Revolving Collateral Agent, a limited, non-exclusive royalty-free license in the form of the Intellectual Property License (a “Successor Intellectual Property License”) to use any

such Intellectual Property. Any license so granted by any Note Secured Party shall be binding on its successors and assigns (including any purchaser at a foreclosure sale). No Note Secured Party shall make any sale or transfer of any such Intellectual Property unless the purchaser or transferee thereof agrees in writing to provide a Successor Intellectual Property License to the Revolving Collateral Agent upon request.

(c) Each of the Intellectual Property License, any Successor Intellectual Property License and any obligations of the Note Collateral Agent and the Note Secured Parties under this Section shall expire at the end (or earlier termination) of the Applicable Sales and Processing Period that is last to terminate under this Agreement; provided that until the Accounts constituting ABL Priority Collateral are paid in full or the Revolving Collateral Agent notifies the Note Collateral Agents that the Revolving Secured Parties have abandoned collection of or realization on such Accounts, the Revolving Secured Parties shall have the nonexclusive right to use the name “Alon Refining Krotz Springs, Inc.” and any trademarks, trade names or legal names of the Grantors to the extent reasonably necessary or useful to the Revolving Secured Parties to collect such Accounts.

ARTICLE VI

Insolvency or Liquidation Proceedings

SECTION 6.01. Cash Collateral and DIP Financing. Until the Discharge of Revolving Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Revolving Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) that constitutes ABL Priority Collateral (any such use being referred to as “Cash Collateral Usage”) or to permit any Grantor to obtain financing from the Revolving Secured Parties, or any of them, under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (any such financing being referred to as a “DIP Financing”), then the Note Collateral Agent, for itself and on behalf of the Specified Note Secured Parties, agrees that none of them will raise any objection to such Cash Collateral Usage or such DIP Financing, insofar as its rights with respect to the ABL Priority Collateral are affected, so long as (a) such Cash Collateral Usage or such DIP Financing will not result in the Capped Revolving Obligations exceeding the Revolving Credit Cap Amount, (b) such Cash Collateral Usage or such DIP Financing is approved by the court having jurisdiction over such Insolvency or Liquidation Proceeding in accordance with Section 363 or 364 of the Bankruptcy Code (excepting therefrom any requirement for the Specified Note Secured Parties to give consent on account of holding Junior Liens on the ABL Priority Collateral or to receive adequate protection for their Junior Liens on the ABL Priority Collateral, except as expressly agreed by the Revolving Collateral Agent or to the extent permitted by Section 6.03), (c) the order or other approval of such court obtained for such Cash Collateral Usage or the documentation for or relating to such DIP Financing do not by their terms require the liquidation of Collateral prior to a default thereunder and (d) in the case of a DIP Financing, such DIP Financing does not compel any Grantor to seek confirmation of a specific plan of reorganization other than a plan of reorganization that provides for satisfaction in full in cash of such DIP Financing on or prior to the effective date of such plan. To the extent the Revolving Liens on the ABL Priority Collateral are subordinate to or pari passu with any such DIP Financing meeting the foregoing requirements, the Note Collateral Agent, for itself and on behalf of the Specified Note Secured Parties, shall subordinate, and hereby subordinates, to the same extent the Specified Note Liens on the ABL Priority Collateral to the Liens securing such DIP Financing (and all obligations relating thereto) and agrees, for itself and on behalf of the Specified Note Secured Parties, that neither the Note Collateral Agent nor any such Specified Note Secured Party will request adequate protection or any other relief in connection with its rights as a holder of Liens on the ABL Priority Collateral (except as expressly agreed by the Revolving Collateral Agent or to the extent permitted by Section 6.03).

SECTION 6.02. Relief from the Automatic Stay. Until the Discharge of Senior Obligations with respect to any Collateral has occurred, no Junior Secured Party with respect to such Collateral shall seek (or support any other Person in seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of such Collateral without the prior written consent of the Senior Collateral Agent with respect to such Collateral. No Junior Secured Party shall oppose (or support any other Person opposing) any motion of any Senior Secured Party seeking relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of such Senior Secured Party’s Senior Priority Collateral.

SECTION 6.03. Adequate Protection. (a) Each Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them shall contest (or support any other Person contesting):

(i) any request by the Agent or any Secured Party of the other Class for adequate protection with respect to its Senior Liens on any Collateral; or

(ii) any objection by the Agent or any Secured Party of the other Class to any motion, relief, action or proceeding based on the Agent or such Secured Party of the other Class claiming a lack of adequate protection with respect to its Senior Liens on any Collateral.

(b) Notwithstanding paragraph (a) of this Section, in any Insolvency or Liquidation Proceeding:

(i) if the Agent or any Secured Party of any Class is granted adequate protection in the form of an additional Lien on Collateral of a type that would constitute Senior Priority Collateral of the Agent and Secured Parties of such Class, then (A) the Agent of the other Class, for itself and on behalf of its Related Secured Parties, may seek or request adequate protection in the form of a Lien on such Collateral, which Lien will be junior and subordinate to the Liens securing the Senior Obligations (and, in the case of any such Lien on additional collateral that would constitute ABL Priority Collateral, to any Cash Collateral Usage and/or DIP Financing (and all obligations related thereto) permitted by the Revolving Credit Agent) on the same basis as the other Liens on Collateral securing the Junior Obligations are so junior and subordinate to the Liens on such

Collateral securing the Senior Obligations under this Agreement and (B) subject to clause (ii) below, the Agent of such first Class, for itself and on behalf of Secured Parties of such first Class, agrees that none of them shall contest (or support any other Person contesting) (1) any request by the Agent of such other Class, for itself or on behalf of any Secured Party of such other Class, for adequate protection pursuant to the preceding clause (A) or (2) any motion, relief, action or proceeding in support of a request for adequate protection pursuant to the preceding clause (A); and

(ii) if any Agent or any Secured Party of any Class is granted adequate protection in the form of additional collateral of a type that would constitute Junior Priority Collateral of the Agent and Secured Parties of such Class, then the Agent of such Class, for itself and on behalf of Secured Parties of such Class, agrees that the Agent of the other Class shall also be granted a Lien on such additional collateral as security for the Obligations of such other Class (and, in the case of any additional collateral that would constitute ABL Priority Collateral, for any DIP Financing (and all obligations related thereto) provided by the Revolving Secured Parties) and that any Lien on such additional collateral securing the Junior Obligations shall be junior and subordinate to the Lien on such collateral securing the Senior Obligations (and any such DIP Financing and related obligations) and to any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens on Collateral securing the Junior Obligations are so junior and subordinate to the Liens on such Collateral securing the Senior Obligations under this Agreement.

(c) Except as expressly set forth in paragraphs (a) and (b) of this Section, nothing herein shall limit (i) the rights of the Agent of any Class, or any of its Related Secured Parties, to seek adequate protection with respect to its or their rights in the Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (ii) the right of the Agent of the other Class, or any of its Related Secured Parties, to object to such request for adequate protection.

SECTION 6.04. No Waiver. Subject to Sections 3.01(a), 3.01(d) and 6.03(b), nothing contained herein shall prohibit or in any way limit the Senior Collateral Agent or any Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Agent or any Junior Secured Party in respect of the Senior Priority Collateral, including the seeking by the Junior Agent or any Junior Secured Party of adequate protection or the asserting by the Junior Agent or any Junior Secured Party of any rights and remedies under the Junior Credit Documents or otherwise.

SECTION 6.05. Avoidance Issues. If any Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of Senior Obligations (a “Recovery”), then such Secured Party shall be entitled to a reinstatement of the applicable Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

SECTION 6.06. Post-Petition Amounts. (a) The Note Collateral Agent agrees, for itself and on behalf of the Specified Note Secured Parties it represents, that none of them shall oppose or seek to challenge any claim by the Revolving Collateral Agent or any Revolving Secured Party for allowance in any Insolvency or Liquidation Proceeding of Revolving Obligations consisting or alleged to consist of Post-Petition Amounts to the extent of the value of the Senior Priority Collateral of the Revolving Collateral Agent or such Revolving Secured Party, without regard to the existence of the Specified Note Liens of the Note Collateral Agent or any Specified Note Secured Party on such Collateral.

(b) The Revolving Collateral Agent agrees, for itself and on behalf of the Revolving Secured Parties, that none of them shall oppose or seek to challenge any claim by any Non-ABL Collateral Agent or any Non-ABL Secured Party for allowance in any Insolvency or Liquidation Proceeding of Non-ABL Obligations consisting or alleged to consist of Post-Petition Amounts to the extent of the value of the Senior Priority Collateral of such Non-ABL Collateral Agent or such Non-ABL Secured Party, without regard to the existence of the Revolving Liens of the Revolving Collateral Agent or any Revolving Secured Party on such Collateral.

SECTION 6.07. Waiver. Except as otherwise contemplated by the other provisions of this Agreement, each Agent, for itself and on behalf of its Related Secured Parties, waives any claim it may hereafter have against any Secured Party of the other Class arising out of (a) the election by any Secured Party of such other Class of the application of Section 1111(b)(2) of the Bankruptcy Code and (b) any cash collateral or financing arrangement, and any related grant of a security interest on the ABL Priority Collateral, made in accordance with Section 6.01 in any Insolvency or Liquidation Proceeding.

SECTION 6.08. Separate Grants of Security and Separate Classification. Each of the Revolving Collateral Agent, for itself and on behalf of the Revolving Secured Parties, and each Non-ABL Collateral Agent, for itself and on behalf of the Non-ABL Secured Parties it represents, acknowledges and agrees that (a) the grants of Liens pursuant to the Revolving Collateral Documents, the Note Collateral Documents, the Crack Spread Hedging Collateral Documents and the Crack Spread Hedging LC Documents constitute separate and distinct grants of Liens; and (b) because of, among other things, their differing rights in the ABL Priority Collateral and the Non-ABL Priority Collateral, the Revolving Obligations, the Note Obligations, the Crack Spread Hedging Obligations and the Crack Spread Hedging LC Obligations are fundamentally different from one another and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding (other than any such plan of reorganization that provides for the payment in full and in cash of the aggregate amount of (and accrued interest, fees and expenses under) the Revolving Obligations, the Note Obligations, the Crack Spread Hedging Obligations and the Crack Spread Hedging LC Obligations).

SECTION 6.09. Voting. Each of the parties hereto acknowledges and agrees that no Agent or Secured Party shall be required to vote to approve any plan of reorganization with respect to any Grantor for any reason or to agree that any provision of any Credit Document shall survive the effectiveness of a plan of reorganization with respect to any Grantor in an Insolvency or Liquidation Proceeding.

SECTION 6.10. No Priming. Upon and after the commencement of any Insolvency or Liquidation Proceeding under the Bankruptcy Code, (a) no Revolving Secured Party shall support any application for, or consent to, any arrangement that would result in any Revolving Secured Party obtaining a Revolving Lien on any Non-ABL Priority Collateral that is senior to or pari passu with the Non-ABL Liens thereon, (b) no Specified Note Secured Party shall support any application for, or consent to, any arrangement that would result in any Specified Note Secured Party obtaining a Specified Note Lien on any ABL Priority Collateral that is senior to or pari passu with the Revolving Liens thereon, and (c) no Specified Note Secured Party shall support any application for, or consent to, any arrangement that would result in any Specified Note Secured Party obtaining a Specified Note Lien on any Crack Spread Hedging Collateral that is senior to or pari passu with the Crack Spread Hedging Liens thereon.

SECTION 6.11. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of any reorganized Grantor secured by Liens upon any assets of such reorganized Grantor are distributed pursuant to a plan of reorganization, on account of both the Revolving Obligations and the Non-ABL Obligations, then, to the extent the debt obligations distributed on account of the Revolving Obligations and the Non-ABL Obligations are secured by Liens upon the same assets, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

SECTION 6.12. Asset Dispositions. Neither any Junior Collateral Agent nor any other Junior Secured Party shall, in an Insolvency or Liquidation Proceeding, oppose any sale or disposition of any Senior Priority Collateral of any Grantor that is supported by the Senior Secured Parties, and each Junior Collateral Agent and each other Junior Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of Senior Priority Collateral supported by the requisite number of the Senior Secured Parties, as certified by the applicable Senior Collateral Agent.

ARTICLE VII

Reliance; Waivers; Etc.

SECTION 7.01. Reliance. (a) Other than any reliance on the terms of this Agreement, the Revolving Collateral Agent, for itself and on behalf of the Revolving

Secured Parties, acknowledges that it and the Revolving Secured Parties have, independently and without reliance on any Non-ABL Collateral Agent or any Non-ABL Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Revolving Documents and be bound by the terms of this Agreement and agrees, for itself and on behalf of the Revolving Secured Parties, that it and the Revolving Secured Parties will continue to make their own credit decision in taking or not taking any action under the Revolving Documents or this Agreement.

(b) Other than any reliance on the terms of this Agreement, each Non-ABL Collateral Agent, for itself and on behalf of the Non-ABL Secured Parties it represents, acknowledges that it and such Non-ABL Secured Parties have, independently and without reliance on the Revolving Collateral Agent or any Revolving Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis (provided that the Note Collateral Agent and the Trustee (as defined in the Indenture) have not undertaken, and will not undertake, any credit analysis) and decision to enter into the Non-ABL Documents to which it is a party and be bound by the terms of this Agreement and agrees, for itself and on behalf of the Non-ABL Secured Parties it represents, that it and such Non-ABL Secured Parties will continue to make their own credit decision in taking or not taking any action under the Non-ABL Documents to which it is a party or this Agreement (provided that the Note Collateral Agent and the Trustee (as defined in the Indenture) have not undertaken, and will not undertake, any credit analysis).

(c) Other than any reliance on the terms of this Agreement, the Note Collateral Agent, for itself and on behalf of the Specified Note Secured Parties, acknowledges that it and the Specified Note Secured Parties have, independently and without reliance on any Crack Spread Hedging Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis (provided that the Note Collateral Agent and the Trustee (as defined in the Indenture) have not undertaken, and will not undertake, any credit analysis) and decision to enter into the Note Documents to which it is a party and be bound by the terms of this Agreement and agrees, for itself and on behalf of the Specified Note Secured Parties, that it and such Specified Note Secured Parties will continue to make their own credit decision in taking or not taking any action under the Note Documents to which it is a party or this Agreement (provided that the Note Collateral Agent and the Trustee (as defined in the Indenture) have not undertaken, and will not undertake, any credit analysis).

(d) Other than any reliance on the terms of this Agreement, each Crack Spread Hedging Secured Party acknowledges that it has, independently and without reliance on the Note Collateral Agent or any Specified Note Secured Party, and based on documents and information deemed by appropriate by it, made its own credit analysis and decision to enter into the Crack Spread Hedging Documents and Crack Spread Hedging LC Documents and be bound by the terms of this Agreement and agrees that it will continue to make its own credit decision in taking or not taking any action under the Crack Spread Hedging Agreements or this Agreement.

SECTION 7.02. No Warranties or Liability. (a) The Revolving Collateral Agent, for itself and on behalf of the Revolving Secured Parties, acknowledges and agrees that no Non-ABL Collateral Agent and no Non-ABL Secured Parties have made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Non-ABL Document, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, each Non-ABL Secured Party will be entitled to manage and supervise its respective loans and extensions of credit under the Non-ABL Documents to which it is a party in accordance with law and as it may otherwise, in its sole discretion, deem appropriate.

(b) Each Non-ABL Collateral Agent, for itself and on behalf of the Non-ABL Secured Parties it represents, acknowledges and agrees that the Revolving Collateral Agent and the Revolving Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Revolving Document, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Revolving Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the applicable Revolving Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate.

(c) The Note Collateral Agent, for itself and on behalf of the Specified Note Secured Parties it represents, acknowledges and agrees that no Crack Spread Hedging Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Crack Spread Hedging Document or any Crack Spread Hedging LC Document, as applicable, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, each Crack Spread Hedging Secured Party will be entitled to manage and supervise Obligations owing to it and extensions of credit under the applicable Crack Spread Hedging Documents or Crack Spread Hedging LC Documents, as the case may be, in accordance with law and as it may otherwise, in its sole discretion, deem appropriate.

(d) Each Crack Spread Hedging Secured Party represents, acknowledges and agrees that the Note Collateral Agent and the Specified Note Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Note Document, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Specified Note Secured Parties will be entitled to manage and supervise their respective extensions of credit under the applicable Note Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate.

(e) (i) No Non-ABL Collateral Agent nor any of the Non-ABL Secured Parties it represents shall have any duty to the Revolving Collateral Agent or any Revolving Secured Party, (ii) none of the Revolving Collateral Agent or the Revolving

Secured Parties shall have any duty to any Non-ABL Collateral Agent or any Non-ABL Secured Party, (iii) none of any Note Collateral Agent or the Specified Note Secured Parties shall have any duty to any Crack Spread Hedging Secured Party (other than the Note Collateral Agent with respect to any Crack Spread Hedging Secured Counterparty to the extent set forth in the Note Security Agreement), and (iv) no Crack Spread Hedging Secured Party shall have any duty to the Note Collateral Agent or any Specified Note Secured Party, in each case to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including any Revolving Documents or Non-ABL Documents), regardless of any knowledge thereof that they may have or be charged with.

SECTION 7.03. No Waiver of Lien Priorities. (a) No right of the Agent or Secured Party of any Class to enforce any provision of this Agreement or any Credit Document of such Class shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Agent or any Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any Credit Document, regardless of any knowledge thereof that any Agent or any Secured Party may have or be otherwise charged with.

(b) Without in any way limiting the generality of the paragraph (a) of this Section (but subject to the rights of the Grantors under the Credit Documents and subject to the provisions of Sections 2.03 and 5.03), the Agent and Secured Parties of any Class may, at any time and from time to time in accordance with the Credit Documents of such Class and applicable law, without the consent of, or notice to, or incurring any liability to, the Agent or any Secured Party of the other Class and without impairing or releasing the relative Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Agent or any Secured Party of such other Class is affected, impaired or extinguished thereby) do any one or more of the following:

(i) change the time, manner or place of payment of, or Amend any other term of, any Obligation of such first Class (including any increase in or extension of any such Obligations, without any restriction as to the tenor or terms of any such increase or extension); Amend any guarantee thereof, any other liability of any Grantor, any liability incurred directly or indirectly in respect thereof or any of their Senior Liens; Refinance any of their Obligations; or otherwise Amend any Credit Document of such first Class;

(ii) sell, exchange, release, surrender, realize upon or enforce, or otherwise deal in any manner and in any order with, any Collateral subject to their Senior Liens or any liability of any Grantor to the Agent or any Secured Party of such first Class, or any liability incurred directly or indirectly in respect thereof;

(iii) settle or compromise any Obligation of such first Class or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and, subject to the express pay over provisions set forth herein, apply any sums by whomsoever paid and however realized to any liability (including any Obligation of such first Class) in any manner or order; and

(iv) exercise, or delay in or refrain from exercising, any right or remedy against any Grantor or any other Person, elect any remedy and otherwise deal freely with any Grantor or any Collateral subject to their Senior Liens and any liability incurred directly or indirectly in respect thereof.

(c) Except as otherwise provided herein, each Agent, for itself and on behalf of its Related Secured Parties, agrees that the Agent and Secured Parties of the other Class shall have no liability to such Agent or any of its Related Secured Parties, and hereby waives any claim against the Agent and Secured Parties of such other Class arising out of any and all actions that the Agent or any Secured Party of such other Class may take or permit or omit to take with respect to:

(i) the Credit Documents of such other Class (other than as provided in this Agreement);

(ii) the collection of the Obligations of such other Class (other than in violation of the express provisions of this Agreement); or

(iii) the foreclosure upon, or sale, liquidation or other disposition of, any Collateral subject to the Senior Liens of the Agent and the Secured Parties of such other Class.

Each Agent, for itself and on behalf of its Related Secured Parties, agrees that the Agent and Secured Parties of the other Class have no duty to such Agent and its Related Secured Parties in respect of the maintenance or preservation of any Collateral subject to the Senior Liens of the Agent and the Secured Parties of such other Class or otherwise.

(d) Until the Discharge of Obligations of such other Class, each Agent, for itself and on behalf of its Related Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to any Collateral subject to any Senior Lien of the Agent or any Secured Party of the other Class or any other similar rights a junior secured creditor may have under applicable law.

SECTION 7.04. Obligations Unconditional. All rights, interests, agreements and obligations of each Agent and its Related Secured Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Credit Document;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any Obligations of any Class, or any Amendment, including any increase in the amount of the obligations thereunder, whether in writing or by course of conduct or otherwise, of the terms of any Credit Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any Amendment, whether in writing or by course of conduct or otherwise, of all or any Obligations of any Class or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of any Agent, any Secured Party or any Obligation.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Conflicts. In the event of any express conflict between the provisions of this Agreement and the provisions of any Credit Document, the provisions of this Agreement shall govern and control.

SECTION 8.02. Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto; provided, that, with respect to any Crack Spread Hedging Secured Party that is not a party hereto on the date hereof, this Agreement and the respective provisions in this Agreement relating to such Crack Spread Hedging Secured Party shall not have any effect until such Person becomes a party to this Agreement pursuant to an Intercreditor Joinder Agreement. This is a continuing agreement of Lien subordination, and the Secured Parties of any Class may continue, at any time and without notice to the Agent or any Secured Party of the other Class, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor constituting their Obligations in reliance hereon. Each Agent, for itself and on behalf of its Related Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for such Grantor, as the case may be, in any Insolvency or Liquidation Proceeding.

SECTION 8.03. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.

SECTION 8.04. Information Concerning Financial Condition of Grantors. Each Agent, on behalf of its Related Secured Parties, acknowledges that none of the Agents or the Secured Parties shall be responsible for keeping any other Agent or Secured Party informed of (a) the financial condition of any Grantor or (b) any other circumstances bearing upon the risk of nonpayment of the Obligations of any Class. No Agent or Secured Party of any Class shall have any duty to advise the Agent or any Secured Party of the other Class of information known to it regarding such condition or any such circumstances or otherwise. In the event the Agent or any Secured Party of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Agent or any Secured Party of the other Class, it shall be under no obligation:

(i) to make, and neither the Agent nor any Secured Party of such Class shall make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(ii) to provide any additional information or to provide any such information on any subsequent occasion;

(iii) to undertake any investigation; or

(iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.05. Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any Agent or any Secured Party of any Class pays over to the Agent or any Secured Party of the other Class under the terms of this Agreement, the Agent or Secured Party making such payment shall be subrogated to the rights of the Agent and Secured Party receiving such payment; provided that, the Agent making such payment, for itself and on behalf of its Related Secured Parties, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any such payment until the Discharge of Obligations of such other Class has occurred.

SECTION 8.06. Application of Payments. All payments received by any Agent or any Secured Party of any Class may be applied, reversed and reapplied, in whole or in part, to such part of the Obligations of such Class as shall be provided in the applicable Credit Documents of such Class.

SECTION 8.07. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY

LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8.09. Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.10. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 8.10. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, addressed to the recipients at their addresses set forth in Schedule III hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 8.11. Further Assurances. Each Agent, for itself and on behalf of its Related Secured Parties, agrees that it will take such further action and will execute and deliver such additional documents and instruments (in recordable form, if requested) as any Agent may reasonably request to effectuate the terms of and the relative Lien priorities contemplated by this Agreement.

SECTION 8.12. Binding on Successors and Assigns. This Agreement shall be binding upon each Agent, each Secured Party and their respective successors and assigns.

SECTION 8.13. Specific Performance. Each Agent may demand specific performance of this Agreement. Each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any other Agent or any of its Related Secured Parties.

SECTION 8.14. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 8.15. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

SECTION 8.16. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

SECTION 8.17. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and each Secured Party, and their respective successors and assigns. No other Person, other than a Successor Operator in respect of Section 5.07, including any Grantor, any debtor-in-possession or any trustee in any Insolvency or Liquidation Proceeding, shall have or be entitled to assert any rights or benefits hereunder. Nothing in this Agreement shall impair, as between any Grantor, on the one hand, and any Agent or any Secured Party, on the other hand, the obligations of such Grantor to pay principal, interest, fees and other amounts as provided in the Credit Documents of the applicable Class.

SECTION 8.18. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of (a) the Revolving Collateral Agent and the Revolving Secured Parties, (b) the Note Collateral Agent and the Note Secured Parties and (c) the Crack Spread Hedging Secured Parties. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Revolving

Obligations, the Note Obligations and the Crack Spread Hedging Obligations as and when the same shall become due and payable in accordance with their terms.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

WILMINGTON TRUST FSB, as Note Collateral Agent

By:	/s/ Joseph P O’Donnell
Name: Joseph P O’Donnell Title: Vice President

BANK OF AMERICA, N.A., as Revolving Collateral Agent

By:	/s/ H. Michael Wills
Name: H. Michael Wills Title: Senior Vice President

Signature Page

Intercreditor Agreement

Exhibit A

to the Intercreditor Agreement

Form of Intercreditor Joinder Agreement

The undersigned, [                    ], in its capacity as a Crack Spread Hedging [Counterparty] / [Support LC Issuer], hereby agrees to join in and become party as a Crack Spread Hedging [Secured Counterparty]/[LC Secured Party] to the Intercreditor Agreement dated as of October 22, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among WILMINGTON TRUST FSB, in its capacity as the Note Collateral Agent, BANK OF AMERICA, N.A., in its capacity as the Revolving Collateral Agent[, and                     , in its capacity as a Crack Spread Hedging [Secured Counterparty]/[LC Secured Party], for all purposes thereof on the terms set forth therein, and to comply with and be bound by the terms of said Intercreditor Agreement as fully as if the undersigned had executed and delivered said Intercreditor Agreement as of the date thereof.

The undersigned advises each other Agent that its notice address for purposes of Section 8.10 of the Intercreditor Agreement is:

THIS INTERCREDITOR JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Intercreditor Joinder as of                     , 20            .

[ ], as a Crack Spread Hedging [Secured Counterparty]/[LC Secured Party]

By:
Name: Title:

ACKNOWLEDGED AND AGREED:
WILMINGTON TRUST FSB, as Note Collateral Agent

By:
Name: Title:

BANK OF AMERICA, N.A., as Revolving Collateral Agent

By:
Name: Title:

[ ], as a Crack Spread Hedging [Secured Counterparty]/[LC Secured Party]

By:
Name: Title:

2

Exhibit B

to the Intercreditor Agreement

MEMORANDUM OF INTERCREDITOR AGREEMENT AND ACCESS RIGHTS

THIS MEMORANDUM OF INTERCREDITOR AGREEMENT AND ACCESS RIGHTS (this “Memorandum”) is made and entered into as of October 22, between Alon Refining Krotz Springs, Inc., a Delaware corporation (the “Grantor”), and Bank of America, N.A., as Revolving Collateral Agent.

Reference is made to (a) the Amended and Restated Loan and Security Agreement dated as of the date hereof, among Alon Refining Louisiana, Inc., a Delaware corporation, the Grantor, the lenders party thereto and Bank of America, N.A., as Agent, (b) the Indenture dated as of the date hereof, among the Grantor, the lenders party thereto and Wilmington Trust FSB, as Indenture Trustee (the “Indenture Trustee”), (c) the Intercreditor Agreement dated as of the date hereof (the “Intercreditor Agreement”), among the Indenture Trustee, as Note Collateral Agent, Bank of America, N.A., as Revolving Collateral Agent, and each Crack Spread Hedging Secured Party (as defined therein) from time to time party thereto and (d) the Consent and Acknowledgement dated as of the date hereof, pursuant to which the Grantor has, among other things, acknowledged and consented to the terms of the Intercreditor Agreement. Capitalized terms used in this Memorandum of Intercreditor Agreement and Access Rights and not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement.

The Intercreditor Agreement sets forth certain rights of access to and use of the real property described on Schedule I hereto (the “Premises”) by the Revolving Collateral Agent and its designated representatives and agents for the purposes, and subject to the conditions and limitations, set forth in the Intercreditor Agreement (such rights being referred to as the “Intercreditor Access Rights”). The parties hereto desire hereby to give record and constructive notice of the Intercreditor Access Rights.

NOW, THEREFORE, the parties hereby agree as follows:

Recitals. The foregoing Recitals are true and correct.

Covenant. It is the intention of the parties that the Intercreditor Access Rights create and constitute a covenant running with the land, which covenant is memorialized by this Memorandum, and that, subject to the terms of the Intercreditor Agreement, any subsequent owner or mortgagee of the Premises (including the Note Collateral Agent and its successors and assigns under the Note Mortgages) takes its interest in the Premises subject to the Intercreditor Access Rights. Nothing in this Memorandum shall expand or otherwise modify the Intercreditor Access Rights as set forth in the Intercreditor Agreement, or convey to any Revolving Secured Party any rights not set forth in the Intercreditor Agreement.

Termination. This Memorandum shall automatically terminate and shall be of no further force or effect upon the earliest of (a) the Discharge of Revolving Obligations, (b) the last day of the Applicable Sales and Processing Period with respect to the Premises and (c) the termination of the Intercreditor Agreement pursuant to the terms thereof. Upon written request of the Grantor or the Note Collateral Agent, and at the sole cost and expense of the Grantor, the Revolving Collateral Agent shall promptly take any action reasonably requested by the Grantor or the Note Collateral Agent, as the case may be, to remove this Memorandum from the real property records relating to the Premises, including by executing any documents or instruments reasonably required to evidence termination hereof.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Memorandum as of the date and year first above written.

WITNESSES:	ALON REFINING KROTZ SPRINGS, INC., as Grantor

Signature of First Witness	By:
Print Name:
Title:
Printed Name of First Witness

Signature of Second Witness

Printed Name of Second Witness

ACKNOWLEDGMENT

STATE OF	§
§
PARISH OR COUNTY OF	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and Parish or County aforesaid, personally came and appeared                     , who declared and acknowledged to me, Notary, and the undersigned witnesses that s/he is the                     of ALON REFINING KROTZ SPRINGS, INC., a corporation, and that as such officer and on behalf of such corporation, s/he signed and executed the above and foregoing instrument, by authority of the Board of Directors of said corporation, and said appearer acknowledged said instrument to be the free act and deed of said corporation, for the purposes and considerations therein expressed:

IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses and me, Notary, on this              day of                     , 2009.

WITNESSES:

Signature of First Witness
Print Name:

Printed Name of First Witness

Signature of Second Witness

Printed Name of Second Witness

NOTARY PUBLIC
Print Name:
Notary Identification No.:
My Commission Expires:

[seal]

3

WITNESSES:	BANK OF AMERICA, N.A.

Signature of First Witness	By:
Print Name:
Title:
Printed Name of First Witness

Signature of Second Witness

Printed Name of Second Witness

ACKNOWLEDGMENT

STATE OF	§
§
PARISH OR COUNTY OF	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and Parish or County aforesaid, personally came and appeared                    , who declared and acknowledged to me, Notary, and the undersigned witnesses that s/he signed and executed the above and foregoing instrument, by authority of the Board of Directors of said corporation, and said appearer acknowledged said instrument to be the free act and deed of said corporation, for the purposes and considerations therein expressed:

IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses and me, Notary, on this              day of                    , 2009.

WITNESSES:

Signature of First Witness
Print Name:

Printed Name of First Witness

Signature of Second Witness

Printed Name of Second Witness

NOTARY PUBLIC
Print Name:
Notary Identification No.:
My Commission Expires:

[seal]

4

By its execution hereof, the undersigned Note Collateral Agent acknowledges and agrees that the rights of the Note Collateral Agent under any Note Mortgage, or the rights of any future owner of the Premises, are expressly subject to the Intercreditor Access Rights of the Revolving Collateral Agent under this Memorandum, and agrees that no foreclosure of any Note Mortgage shall impair such rights and the Intercreditor Access Rights shall survive any such foreclosure and continue in full force and effect until this Memorandum is terminated in accordance with the “Termination” paragraph set forth above. Any subsequent owner of any interest in the Premises shall take such interest subject to the Intercreditor Access Rights of the Revolving Collateral Agent until this Memorandum is terminated as set forth above.

WITNESSES:	WILMINGTON TRUST FSB, as Note Collateral Agent

Signature of First Witness	By:
Print Name:
Title:
Printed Name of First Witness

Signature of Second Witness

Printed Name of Second Witness

ACKNOWLEDGMENT

STATE OF	§
§
PARISH OR COUNTY OF	§

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and Parish or County aforesaid, personally came and appeared                     , who declared and acknowledged to me, Notary, and the undersigned witnesses that s/he signed and executed the above and foregoing instrument, by authority of the Board of Directors of said corporation, and said appearer acknowledged said instrument to be the free act and deed of said corporation, for the purposes and considerations therein expressed:

IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses and me, Notary, on this              day of            , 2009.

WITNESSES:

Signature of First Witness
Print Name:

Printed Name of First Witness

Signature of Second Witness

Printed Name of Second Witness

NOTARY PUBLIC
Print Name:
Notary Identification No.:
My Commission Expires:

[seal]

5

Exhibit C

to the Intercreditor Agreement

INTELLECTUAL PROPERTY LICENSE

This INTELLECTUAL PROPERTY LICENSE is dated as of [                    ] [    ], 20[    ], (this “License”) and is made among [Alon Refining Krotz Springs, Inc., a Delaware corporation (the “Borrower”)], [                    , a                     ], [                        , a                     ] (collectively with the Borrower, the “Grantors”) and Bank of America, N.A., as Revolving Collateral Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Intercreditor Agreement dated as of October 22, 2009 (as amended, restated, or otherwise modified from time to time, the “Intercreditor Agreement”), among Wilmington Trust FSB, as Note Collateral Agent, Bank of America, N.A., as Revolving Collateral Agent, and each Crack Spread Hedging Secured Party (as defined therein) from time to time party thereto.

For the purpose of enabling Bank of America, N.A., as Revolving Collateral Agent, to enforce any Lien held by any Revolving Secured Party upon any of the ABL Priority Collateral and to the extent appropriate, in the good faith opinion of the Revolving Collateral Agent, to process, ship, produce, store, complete, supply, sell or otherwise dispose of any of the ABL Priority Collateral or to collect or otherwise realize upon any Accounts constituting ABL Priority Collateral, at such time as the Revolving Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each of the [Grantors] hereby grants to the Revolving Collateral Agent, for the benefit of the Revolving Secured Parties, and only to the extent set forth above, an irrevocable (subject to the penultimate paragraph hereof), nonexclusive license (exercisable without payment of royalty or other compensation to any of the [Grantors], it being understood that Revolving Secured Parties shall pay any royalties or compensation due to any third party licensor arising out of such grant or the exercise of the rights granted under this License and may charge the Borrower’s revolving loan account therefor) to use, license or sublicense any [Grantor’s] current or future Intellectual Property (except to the extent the terms of any of the Intellectual Property or any agreements relating thereto validly prohibit such grant of license), and wherever the same may be located, and including in this License access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. This License is subject to the terms of the Intercreditor Agreement. Each of the [Grantors] agrees and acknowledges that this License does not constitute an executory contract.

This License, and all rights hereunder, shall automatically terminate in accordance with Section 5.08(c) of the Intercreditor Agreement.

This License shall be construed in accordance with and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the Grantors hereto have duly executed this License, by their respective authorized officers as of the date first above written.

[ALON REFINING KROTZ SPRINGS, INC.]

By:
Name:
Title:

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

2

EXECUTION VERSION

AMENDMENT NO 1. TO INTERCREDITOR AGREEMENT (this “Amendment”) dated as of March 15, 2010, between WILMINGTON TRUST FSB, in its capacity as collateral agent for, and acting on behalf of, the Note Secured Parties (together with its successors and assigns in such capacity, the “Note Collateral Agent”); and Credit Suisse Energy, LLC, in its capacity as a Crack Spread Hedging Secured Counterparty (together with its successors and assigns, “CS”). Unless otherwise defined herein, capitalized terms used in this Amendment but not otherwise defined have the meanings assigned to them in the Intercreditor Agreement (as defined below).

Recitals

WHEREAS, the Note Collateral Agent and CS are parties to that certain Intercreditor Agreement, dated as of October 22, 2009 (as the same may from time to time be Amended, the “Intercreditor Agreement”), to govern the relative rights and priorities of the Note Secured Parties, the Revolving Secured Parties and any Crack Spread Hedging Secured Parties; and

WHEREAS, the Revolving Collateral Agent originally a party to the Intercreditor Agreement has acknowledged that it is no longer party to the Intercreditor Agreement as a result of the Revolving Obligations owing to it having been paid in full on the date hereof, and the Note Collateral Agent and CS, being the only parties to the Intercreditor Agreement on the date hereof after such payment in full, desire to amend the Intercreditor Agreement to modify certain provisions thereof as provided herein.

ARTICLE I

Amendments

SECTION 1.01. Amendment to preamble. The preamble to the Intercreditor is hereby amended by replacing the phrase “BANK OF AMERICA, N.A., in its capacity as administrative agent for, and acting on behalf of, the Revolving Secured Parties (together with its successors and assigns in such capacity, the “Revolving Collateral Agent”)” with the phrase “the Revolving Collateral Agent (as defined herein) from time to time party hereto”.

SECTION 1.02. Amendment to Recitals. The recitals of the Intercreditor Agreement are hereby amended by replacing the phrase “Revolving Credit Agreement” therein with the phrase “Bank of America Revolving Credit Agreement”)”.

SECTION 1.03. Amendment and Restatement of Existing Definitions. Article I, Section 1.02 of the Intercreditor Agreement is hereby amended by amending and restating the definitions of “Revolving Collateral Agent” and “Revolving Credit Agreement” in their entirety as follows:

““Revolving Collateral Agent” means, at any time, the administrative agent (or sole lender if such Credit Facility is not agented) under the Revolving Credit Agreement in effect at such time that becomes a party to this Agreement.”

““Revolving Credit Agreement” means the credit, loan or other primary agreement governing any Credit Facility (as defined in the Indenture) in respect of which the administrative agent (or sole lender, if such Credit Facility is not agented) thereunder has become the Revolving Collateral Agent hereunder (as the same may from time to time be Amended or Refinanced, including after the commencement of any Insolvency or Liquidation Proceeding).”

SECTION 1.04. Addition of Defined Terms. The following definitions shall be added to Article I, Section 1.02 of the Intercreditor Agreement in appropriate alphabetical order:

““BoA Agent” means Bank of America, N.A., as administrative agent under the Bank of America Revolving Credit Agreement.”

““Bank of America Revolving Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement.”

““Crack Spread Hedging Secured Party Joinder Agreement” means an Intercreditor Joinder Agreement substantially in the form of Exhibit A hereto.”

““Revolving Collateral Agent Joinder Agreement” means a Revolving Collateral Agent Joinder Agreement substantially in the form of Exhibit D hereto.”

SECTION 1.05. Deletion of Definition. The definition of Intercreditor Joinder Agreement is hereby deleted in its entirety.

SECTION 1.06. Amendment to Section 3.03. Section 3.03 of the Intercreditor Agreement is hereby amended by inserting the phrase “or may be” immediately before the phrase “required to ensure” in the first sentence thereof.

SECTION 1.07. Amendment to Section 8.02. The first proviso in Section 8.02 of the Intercreditor Agreement is hereby amended by (i) inserting the phrase “or a Revolving Collateral Agent (other than the BoA Agent)” immediately after the first occurrence of the phrase “Crack Spread Hedging Secured Party”, (ii) inserting the phrase “or a Revolving Collateral Agent (other than the BoA Agent), as applicable,” immediately after the second occurrence of the phrase “Crack Spread Hedging Secured Party” and (iii) replacing the phrase “Intercreditor Joinder Agreement” with the phrase “Crack Spread Hedging Secured Party Joinder Agreement or Revolving Collateral Agent Joinder Agreement, respectively”.

SECTION 1.08. Amendment to Certain References. The Intercreditor Agreement is hereby amended by replacing each occurrence of the phrase “an Intercreditor Joinder Agreement” (other than such reference in Section 8.02 of the Intercreditor Agreement, which is addressed in Section 1.07 of this Amendment) with the phrase “Crack Spread Hedging Secured Party Joinder Agreement”.

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SECTION 1.09. Amendment to Exhibit A. Exhibit A to the Intercreditor Agreement is hereby amended by replacing the title of such exhibit with the following title: “Form of Crack Spread Hedging Secured Party Joinder Agreement”

SECTION 1.10. Revolving Collateral Agent Joinder Agreement. The Intercreditor Agreement is hereby amended by attaching thereto a new Exhibit D in the form of Annex A to this Amendment.

ARTICLE II

Miscellaneous

SECTION 2.01. Intercreditor Agreement Unaffected. This Amendment shall become effective when executed and delivered by the parties hereto. Each reference to the Intercreditor Agreement in any Revolving Document, Note Document or Crack Spread Hedging Document shall hereafter be construed as a reference to the Intercreditor Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Intercreditor Agreement shall remain in full force and effect and be unaffected hereby.

SECTION 2.02. Headings. Article and Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

SECTION 2.03. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

SECTION 2.04. Authorization. By its signature, each Person executing this Amendment on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Amendment.

SECTION 2.05. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 2.06. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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SECTION 2.07. Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Amendment in the courts of any jurisdiction.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

WILMINGTON TRUST FSB, as Note Collateral Agent

By:	/s/ Joseph P O’Donnell
Name: Joseph P O’Donnell Title: Vice President

CREDIT SUISSE ENERGY, LLC, as Crack Spread Hedging Secured Counterparty

By:	/s/ Kamel Ouchikh
Name: Kamel Ouchikh Title: Authorized Signatory

Signature Page to Amendment to Intercreditor Agreement

Annex A

Exhibit D

to the Intercreditor Agreement

Form of Revolving Collateral Agent Joinder Agreement

The undersigned, [            ], hereby agrees that by its signature below, it is joining and becoming part to, as the Revolving Collateral Agent thereunder, the Intercreditor Agreement dated as of October 22, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement;” capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement), by and among WILMINGTON TRUST FSB, in its capacity as the Note Collateral Agent, the Revolving Collateral Agents from time to time party thereto and the Crack Spread Hedging Secured Parties from time to time party thereto, for all purposes thereof on the terms set forth therein, and the undersigned further agrees (i) to comply with and be bound by the terms of and (ii) that it makes each of the acknowledgments and representations applicable to the Revolving Collateral Agent, set forth in said Intercreditor Agreement as fully as if the undersigned had executed and delivered said Intercreditor Agreement as of the date hereof.

As of the date hereof, [the Borrower] has Refinanced the Revolving Obligations pursuant to that certain [            ] (the “New Credit Facility”), among [the Borrower], the undersigned [and] [Identify other parties to New Credit Facility], and the New Credit Facility shall, as of the date hereof, constitute the “Revolving Credit Agreement” under and as defined in the Intercreditor Agreement. This Revolving Collateral Agent Joinder Agreement constitutes (i) the notice required by Section 5.03(b) of the Intercreditor Agreement and (ii) a Notice of New Obligations in accordance with Section 5.05 of the Intercreditor Agreement and, accordingly, the undersigned shall forthwith be a New Agent as set forth in Section 5.05 of the Intercreditor Agreement.

Notwithstanding anything to the contrary contained in the Intercreditor Agreement or this Amendment (including, without limitation, the definition of “ABL Priority Collateral”), the Intercreditor Agreement and this Amendment shall not operate to grant any Lien on any assets of any Grantor other than any Liens expressly granted pursuant to the terms of the Revolving Collateral Documents.

The undersigned advises each other Agent that its notice address for purposes of Section 8.10 of the Intercreditor Agreement is:

THIS REVOLVING COLLATERAL AGENT JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Intercreditor Joinder Agreement as of                    , 20        .

[                               ], as the

Revolving Collateral Agent

By:

     Name:

     Title:

ACKNOWLEDGED AND AGREED:

ALON REFINING KROTZ SPRINGS, INC., as Borrower

By:
Name:
Title:

WILMINGTON TRUST FSB, as Note Collateral Agent

By:
Name:
Title:

CREDIT SUISSE ENERGY, LLC, as Crack Spread Hedging Secured Counterparty

By:
Name:
Title:

[ , as Crack Spread Hedging Secured Counterparty

By:
Name:
Title:]

AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENT (this “Amendment”) dated as of May 28, 2010, between WILMINGTON TRUST FSB, in its capacity as collateral agent for, and acting on behalf of, the Note Secured Parties (together with its successors and assigns in such capacity, the “Note Collateral Agent”); BANK HAPOALIM B.M., in its capacity as a Revolving Collateral Agent (together with its successors and assigns, “Hapoalim”); CREDIT SUISSE ENERGY, LLC, in its capacity as a Crack Spread Hedging Secured Counterparty (together with its successors and assigns, “CS”); and GOLDMAN SACHS BANK USA, in its capacity as a Revolving Collateral Agent (together with its successors and assigns, “Goldman”). Unless otherwise defined herein, capitalized terms used in this Amendment but not otherwise defined have the meanings assigned to them in the Intercreditor Agreement (as defined below).

Recitals

WHEREAS, the Note Collateral Agent, CS and Hapoalim are parties to that certain Intercreditor Agreement, dated as of October 22, 2009 (as Amended and as the same may from time to time be further Amended, the “Intercreditor Agreement”), to govern the relative rights and priorities of the Note Secured Parties, the Revolving Secured Parties and any Crack Spread Hedging Secured Parties; and

WHEREAS, Alon Refining Krotz Springs, Inc., a Delaware corporation, (i) is entering into a certain Credit Facility, as defined in the Indenture, with Goldman, which has or will contemporaneously herewith, execute and deliver to the other parties hereto a Revolving Collateral Agent Joinder Agreement and (ii) may at any time maintain more than one Credit Facility.

WHEREAS, the parties hereto desire to amend the Intercreditor Agreement to make clear that more than one Person may be joined to the Intercreditor Agreement as a Revolving Collateral Agent and obtain all rights, benefits and obligations of a Revolving Collateral Agent thereunder and to make certain other amendments as provided herein.

ARTICLE I

Amendments

SECTION 1.01. Amendment and Restatement of Existing Definitions. Article I, Section 1.02 of the Intercreditor Agreement is hereby amended by amending and restating the definitions of “Related Secured Parties”, “Revolving Collateral Agent”, “Revolving Credit Agreement” and “Revolving Secured Parties” in their entirety as follows:

““Related Secured Parties” means (a) in the case of any Revolving Collateral Agent, the Revolving Secured Parties under the Revolving Credit Agreement to which such Revolving Collateral Agent is a party, (b) in the case of the Note Collateral Agent, the Note Secured Parties or the Specified Note Secured Parties, as the context may require, and (c) in the case of any Crack Spread Hedging Secured Party, any other Crack Spread Hedging Secured Party under the same Crack Spread Hedging Documents or Crack Spread Hedging LC Documents, as the case may be.”

““Revolving Collateral Agent” means, collectively, at any time, each administrative agent (or sole lender or letter of credit issuer if such Credit Facility is not agented) under the Revolving Credit Agreement in effect at such time that becomes a party to this Agreement. It being understood and agreed that at any time there may be more than one Revolving Collateral Agent party to this Agreement and all references herein to “the Revolving Collateral Agent” shall mean “each Revolving Collateral Agent” or “the Revolving Collateral Agents”, as applicable.”

““Revolving Credit Agreement” means, collectively, each credit, loan or other primary agreement governing any Credit Facility (as defined in the Indenture) in respect of which the administrative agent (or sole lender or letter of credit issuer, if such Credit Facility is not agented) thereunder has become the Revolving Collateral Agent hereunder (as the same may from time to time be Amended or Refinanced, including after the commencement of any Insolvency or Liquidation Proceeding). It being understood and agreed that at any time there may be more than one Revolving Credit Agreement and more than one Revolving Collateral Agent that is a party to this Agreement and all references herein to “the Revolving Credit Agreement” shall mean “each Revolving Credit Agreement” or “the Revolving Credit Agreements”, as applicable.”

““Revolving Secured Parties” means (i) a Revolving Collateral Agent and the other “Secured Parties” under, and as defined in, the Revolving Credit Agreement to which such Revolving Collateral Agent is a party or (ii) collectively, each of the Revolving Collateral Agents and the “Secured Parties” under, and as defined in, each Revolving Credit Agreement, as the context may require.”

SECTION 1.02. New Section 1.04. Article I of the Intercreditor Agreement is hereby amended by adding the following Section 1.04 after Section 1.03:

“SECTION 1.04. Special Definition Provisions Relating to Amendment No. 2 of the Intercreditor Agreement. Until such time as the Revolving Obligations arising under the Goldman Documents (as defined below) are paid in full, the following provisions shall apply:

(a) Notwithstanding anything to the contrary set forth herein, for purposes of the definitions of “Revolving Collateral Agent”, “Revolving Credit Agreement”, “Revolving Secured Parties”, “Revolving Liens”, “Revolving Documents”, “Revolving Collateral Documents”, and “Revolving Collateral”, each such term shall refer to, or shall be defined in reference to, either (i) Goldman Sachs Bank USA, as Issuing Bank and Collateral Agent under the Credit Agreement between Goldman Sachs Bank USA and the Borrower dated as of May 28, 2010, the other “Credit Documents” as defined therein (collectively, the “Goldman Documents”), the Revolving Obligations arising under such Goldman Documents and the liens

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on the ABL Priority Collateral securing such Revolving Obligations, as applicable, if the relevant provision of this Agreement or the context in which it is applied relates to the ABL Priority Collateral or matters relevant thereto; or (ii) Bank Hapoalim B.M. (or any other lender or agent under any Refinancing of obligations under the Bank Hapoalim Documents (defined below), which Refinancing is secured solely by Non-ABL Priority Collateral), with respect to the Credit Agreement, dated as of March 15, 2010, between Bank Hapoalim B.M., as Administrative Agent and Lender and the Borrower (such credit agreement, along with any credit agreement evidencing a Refinancing thereof secured solely by Non-ABL Priority Collateral, the “Bank Hapoalim Credit Agreement”), the “Loan Documents” as defined in the Bank Hapoalim Credit Agreement, including any “Loan Documents” under any Refinancing of obligations under the Bank Hapoalim Credit Agreement (collectively, the Hapoalim Credit Agreement and such “Loan Documents,” the “Bank Hapoalim Documents”), the Revolving Obligations arising under such Bank Hapoalim Documents and the liens on the Non-ABL Priority Collateral securing such Revolving Obligations, as applicable, if the relevant provision of this Agreement or the context in which it is applied relates to the Non-ABL Priority Collateral or matters relevant thereto; provided that in any event with respect to any notice or communication to be provided to the Revolving Collateral Agent or Revolving Secured Parties under this Agreement, such notice shall be given to both Goldman Sachs Bank USA and Bank Hapoalim B.M. (or any other lender or agent under any Refinancing of obligations under the Bank Hapoalim Documents, which Refinancing is secured solely by Non-ABL Priority Collateral) in accordance with the terms hereof.

(b) In addition, notwithstanding anything to the contrary set forth herein, with regard to the Non-ABL Priority Collateral, the defined term “Junior Collateral Agent” shall always mean Bank Hapoalim B.M. (or any other lender or agent under any Refinancing of obligations under the Bank Hapoalim Documents, which Refinancing is secured solely by Non-ABL Priority Collateral) and the defined term “Junior Documents” shall always mean the “Bank Hapoalim Documents”; and with regard to the ABL Priority Collateral, the defined term “Senior Collateral Agent” shall always mean Goldman Sachs Bank USA and the defined term “Senior Documents” shall always mean the “Goldman Sachs Documents”.

ARTICLE II

Acknowledgement Regarding Release of Liens

SECTION 2.01. Release of Liens by Hapoalim. Hapoalim hereby acknowledges and agrees that, pursuant to that certain Partial Release Agreement dated as of May 27, 2010, Hapoalim agreed to release all of its Liens on the ABL Priority Collateral subject to certain conditions set forth in the Payoff Confirmation Letter. By its execution hereof, Hapoalim confirms, agrees and acknowledges that its Liens on the ABL Priority Collateral have been released and terminated as of the date hereof.

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ARTICLE III

Miscellaneous

SECTION 3.01. Intercreditor Agreement Unaffected. This Amendment shall become effective when executed and delivered by the parties hereto. Each reference to the Intercreditor Agreement in any Revolving Document, Note Document or Crack Spread Hedging Document shall hereafter be construed as a reference to the Intercreditor Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Intercreditor Agreement shall remain in full force and effect and be unaffected hereby.

SECTION 3.02. Headings. Article and Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

SECTION 3.03. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

SECTION 3.04. Authorization. By its signature, each Person executing this Amendment on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Amendment.

SECTION 3.05. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.06. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 3.07. Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or

4

proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Amendment in the courts of any jurisdiction.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

WILMINGTON TRUST FSB, as Note Collateral Agent

By:	/s/ Jane Schweiger

Name: Jane Schweiger Title: Vice President

CREDIT SUISSE ENERGY, LLC, as Crack Spread Hedging Secured Counterparty

By:	/s/ Erica L. Hamm

Name: Erica L. Hamm Title: Authorized Signatory

BANK HAPOALIM B.M., as a Revolving Collateral Agent

By:	/s/ Maxine Levy

Name: Maxine Levy Title: First Vice President

And:	/s/ Lee Stenner

Name: Lee Stenner Title: Senior Vice President

GOLDMAN SACHS BANK USA, as a Revolving Collateral Agent

By:	/s/ Alexis Maged

Name: Alexis Maged Title: Authorized Signatory